ALLIANZ LIFE VARIABLE ACCOUNT A

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2025

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of North America and the Contract Owners of Allianz Life Variable Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Allianz Life Variable Account A indicated in the table below (other than Columbia Variable Portfolio – Seligman Global Technology Fund, AZL DFA Five-Year Global Fixed Income Fund, AZL MSCI Emerging Markets Equity Index Class 1 and AZL MSCI Emerging Markets Equity Index Class 2 which do not present a statement of assets and liabilities) as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Allianz Life Variable Account A (other than Columbia Variable Portfolio – Seligman Global Technology Fund, AZL DFA Five-Year Global Fixed Income Fund, AZL MSCI Emerging Markets Equity Index Class 1 and AZL MSCI Emerging Markets Equity Index Class 2 which do not present a statement of assets and liabilities) as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Subaccounts of Allianz Life Variable Account A
AZL Enhanced Bond Index Fund	AZL MSCI Global Equity Index Fund Class 1	Columbia Variable Portfolio – Seligman Global Technology Fund
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL MSCI Global Equity Index Fund Class 2	Davis VA Financial Portfolio
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1	Franklin Rising Dividends VIP Fund
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	Franklin U.S. Government Securities VIP Fund
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	Invesco V.I. Global Strategic Income Fund
AZL Government Money Market Fund	AZL Russell 1000 Value Index Fund Class 2	PIMCO VIT High Yield Portfolio
AZL International Index Fund Class 1	AZL S&P 500 Index Fund	PIMCO VIT Real Return Portfolio
AZL International Index Fund Class 2	AZL Small Cap Stock Index Fund Class 1	PIMCO VIT StocksPLUS Global Portfolio
AZL Mid Cap Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	PIMCO VIT Total Return Portfolio
AZL Mid Cap Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	Templeton Global Bond VIP Fund

Basis for Opinions

These financial statements are the responsibility of Allianz Life Insurance Company of North America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Allianz Life Variable Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Allianz Life Variable Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodians of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 6, 2026

We have served as the auditor of one or more of the subaccounts of Allianz Life Variable Account A of Allianz Life Insurance Company of North America since 2019.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2025

	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
Assets:
Investments at Net Asset Value	$35,268	$343,555	$60,970	$307,152	$112,682
Total Assets	35,268	343,555	60,970	307,152	112,682

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	35,268	343,555	60,970	307,152	112,682

Net Assets:
Contracts in Accumulation Period	35,268	343,555	60,970	307,152	112,682
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$35,268	$343,555	$60,970	$307,152	$112,682

Investment Shares	3,610	17,609	3,804	37,321	13,042
Investments at Cost	$35,175	$339,324	$57,259	$337,310	$122,384

	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2
Assets:
Investments at Net Asset Value	$957,388	$779,541	$1,180,893	$1,580,854	$524,607
Total Assets	957,388	779,541	1,180,893	1,580,854	524,607

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	957,388	779,541	1,180,893	1,580,854	524,607

Net Assets:
Contracts in Accumulation Period	953,540	779,541	1,167,304	1,568,980	524,607
Contracts in Annuity Payment Period	3,848	—	13,589	11,874	—
Total Net Assets	$957,388	$779,541	$1,180,893	$1,580,854	$524,607

Investment Shares	957,388	58,612	53,922	94,323	31,949
Investments at Cost	$957,388	$623,799	$838,319	$3,030,756	$622,829
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2025

	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1
Assets:
Investments at Net Asset Value	$1,313,060	$55,509	$1,067,563	$1,857,250	$2,780,971
Total Assets	1,313,060	55,509	1,067,563	1,857,250	2,780,971

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	1,313,060	55,509	1,067,563	1,857,250	2,780,971

Net Assets:
Contracts in Accumulation Period	1,313,060	53,866	1,067,563	1,806,837	2,757,470
Contracts in Annuity Payment Period	—	1,643	—	50,413	23,501
Total Net Assets	$1,313,060	$55,509	$1,067,563	$1,857,250	$2,780,971

Investment Shares	113,685	2,669	43,239	107,729	150,894
Investments at Cost	$1,091,102	$42,164	$1,228,953	$1,721,100	$2,740,781

	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund
Assets:
Investments at Net Asset Value	$772,972	$1,778,478	$143,438	$517,953	$980,016
Total Assets	772,972	1,778,478	143,438	517,953	980,016

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	772,972	1,778,478	143,438	517,953	980,016

Net Assets:
Contracts in Accumulation Period	755,378	1,766,112	132,780	517,953	960,519
Contracts in Annuity Payment Period	17,594	12,366	10,658	—	19,497
Total Net Assets	$772,972	$1,778,478	$143,438	$517,953	$980,016

Investment Shares	53,753	76,946	10,924	46,412	58,127
Investments at Cost	$685,367	$1,449,641	$175,593	$550,802	$965,165
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2025

	Davis VA Financial Portfolio	Franklin Rising Dividends VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. Global Strategic Income Fund	PIMCO VIT High Yield Portfolio
Assets:
Investments at Net Asset Value	$17,051	$982,788	$148,551	$10,413	$47,690
Total Assets	17,051	982,788	148,551	10,413	47,690

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	17,051	982,788	148,551	10,413	47,690

Net Assets:
Contracts in Accumulation Period	17,051	982,788	146,653	7,669	47,690
Contracts in Annuity Payment Period	—	—	1,898	2,744	—
Total Net Assets	$17,051	$982,788	$148,551	$10,413	$47,690

Investment Shares	960	33,369	13,903	2,279	6,436
Investments at Cost	$12,793	$813,779	$165,312	$11,082	$48,656

	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	Templeton Global Bond VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$4,289	$441,131	$392,673	$17,897	$19,212,603
Total Assets	4,289	441,131	392,673	17,897	19,212,603

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	4,289	441,131	392,673	17,897	19,212,603

Net Assets:
Contracts in Accumulation Period	4,289	427,873	386,309	17,897	19,023,356
Contracts in Annuity Payment Period	—	13,258	6,364	—	189,247
Total Net Assets	$4,289	$441,131	$392,673	$17,897	$19,212,603

Investment Shares	357	48,563	41,553	1,278	2,084,656
Investments at Cost	$4,654	$389,584	$424,334	$20,673	$19,506,078
The following open/available fund had no assets or liabilities as of December 31, 2025 and therefore, was not listed in the Statements of Assets and Liabilities:
Columbia Variable Portfolio – Seligman Global Technology Fund
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2025

	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$1,461	$8,820	$1,721	$14,567

Expenses:
Mortality and Expense Risk and Administrative Charges	221	2,596	1,139	2,331
Investment Income (Loss), Net	1,240	6,224	582	12,236
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	4,766	1,021	—
Realized Gains (Losses) on Sales of Investments, Net	8	(1,914)	130	(33,203)
Realized Gains (Losses) on Investments, Net	8	2,852	1,151	(33,203)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	447	25,938	3,431	42,178
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	455	28,790	4,582	8,975
Net Increase (Decrease) in Net Assets From Operations	$1,695	$35,014	$5,164	$21,211

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$4,703	$36,527	$33,360	$27,417

Expenses:
Mortality and Expense Risk and Administrative Charges	2,160	11,122	7,205	10,847
Investment Income (Loss), Net	2,543	25,405	26,155	16,570
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	13,521	12,329
Realized Gains (Losses) on Sales of Investments, Net	(1,267)	—	30,080	31,610
Realized Gains (Losses) on Investments, Net	(1,267)	—	43,601	43,939
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,510	—	128,277	220,105
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,243	—	171,878	264,044
Net Increase (Decrease) in Net Assets From Operations	$5,786	$25,405	$198,033	$280,614
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2025

	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$22,387	$6,298	$32,146	$624

Expenses:
Mortality and Expense Risk and Administrative Charges	13,441	6,466	9,573	908
Investment Income (Loss), Net	8,946	(168)	22,573	(284)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	431,306	155,675	36,951	889
Realized Gains (Losses) on Sales of Investments, Net	(94,821)	(4,129)	26,752	493
Realized Gains (Losses) on Investments, Net	336,485	151,546	63,703	1,382
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(251,062)	(121,480)	151,690	7,716
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	85,423	30,066	215,393	9,098
Net Increase (Decrease) in Net Assets From Operations	$94,369	$29,898	$237,966	$8,814

	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$2,150	$305	$41,205	$12,455

Expenses:
Mortality and Expense Risk and Administrative Charges	8,010	26,648	21,772	9,678
Investment Income (Loss), Net	(5,860)	(26,343)	19,433	2,777
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	112,157	240,044	153,588	53,927
Realized Gains (Losses) on Sales of Investments, Net	(70,894)	15,668	(18,147)	20,875
Realized Gains (Losses) on Investments, Net	41,263	255,712	135,441	74,802
Net Change in Unrealized Appreciation
(Depreciation) on Investments	138,412	18,159	207,614	20,476
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	179,675	273,871	343,055	95,278
Net Increase (Decrease) in Net Assets From Operations	$173,815	$247,528	$362,488	$98,055
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2025

	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund

Investment Income:
Dividends Reinvested in Fund Shares	$17,575	$1,890	$6,342	$21,574

Expenses:
Mortality and Expense Risk and Administrative Charges	23,638	2,361	8,388	11,374
Investment Income (Loss), Net	(6,063)	(471)	(2,046)	10,200
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	290,886	16,903	69,792	119,800
Realized Gains (Losses) on Sales of Investments, Net	57,984	(2,168)	(956)	18,278
Realized Gains (Losses) on Investments, Net	348,870	14,735	68,836	138,078
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(96,502)	(9,067)	(50,315)	(55,689)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	252,368	5,668	18,521	82,389
Net Increase (Decrease) in Net Assets From Operations	$246,305	$5,197	$16,475	$92,589

	Davis VA Financial Portfolio	Franklin Rising Dividends VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. Global Strategic Income Fund

Investment Income:
Dividends Reinvested in Fund Shares	$251	$9,474	$5,211	$586

Expenses:
Mortality and Expense Risk and Administrative Charges	299	8,410	1,708	203
Investment Income (Loss), Net	(48)	1,064	3,503	383
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,471	89,790	—	—
Realized Gains (Losses) on Sales of Investments, Net	196	48,052	(8,804)	(24)
Realized Gains (Losses) on Investments, Net	1,667	137,842	(8,804)	(24)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,013	(37,126)	14,047	673
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,680	100,716	5,243	649
Net Increase (Decrease) in Net Assets From Operations	$3,632	$101,780	$8,746	$1,032
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year ended December 31, 2025

	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$3,070	$207	$16,899	$15,347

Expenses:
Mortality and Expense Risk and Administrative Charges	762	124	4,267	5,700
Investment Income (Loss), Net	2,308	83	12,632	9,647
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(295)	(353)	2,612	(7,965)
Realized Gains (Losses) on Investments, Net	(295)	(353)	2,612	(7,965)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,404	644	62,194	24,996
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,109	291	64,806	17,031
Net Increase (Decrease) in Net Assets From Operations	$3,417	$374	$77,438	$26,678

	Templeton Global Bond VIP Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$—	$344,572

Expenses:
Mortality and Expense Risk and Administrative Charges	145	201,496
Investment Income (Loss), Net	(145)	143,076
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1,804,816
Realized Gains (Losses) on Sales of Investments, Net	(964)	6,834
Realized Gains (Losses) on Investments, Net	(964)	1,811,650
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,910	457,593
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,946	2,269,243
Net Increase (Decrease) in Net Assets From Operations	$2,801	$2,412,319

The following open/available fund had no activity for the year ended December 31, 2025 and therefore, was not listed in the Statements of Operations:

Columbia Variable Portfolio – Seligman Global Technology Fund
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	AZL Enhanced Bond Index Fund		AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,240	$715	$6,224	$12,684
Realized Gains (Losses) on Investments, Net	8	62	2,852	(4,340)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	447	(677)	25,938	30,709
Net Increase (Decrease) in Net Assets From Operations	1,695	100	35,014	39,053
Contract Transactions-All Products
Purchase Payments	9,990	9,937	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(436)	(8,394)	(60,480)	(58,497)
Rescissions	—	—	(35)	—
Loans	—	—	(116)	(166)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	9,554	1,543	(60,631)	(58,663)
Increase (Decrease) in Net Assets	11,249	1,643	(25,617)	(19,610)
Net Assets at Beginning of Period	24,019	22,376	369,172	388,782
Net Assets at End of Period	$35,268	$24,019	$343,555	$369,172
Changes in Units
Issued	800	826	—	—
Redeemed	(35)	(698)	(5,238)	(5,440)
Net Increase (Decrease)	765	128	(5,238)	(5,440)

	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2		AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$582	$231	$12,236	$18,622
Realized Gains (Losses) on Investments, Net	1,151	(64)	(33,203)	(2,737)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,431	4,930	42,178	(11,210)
Net Increase (Decrease) in Net Assets From Operations	5,164	5,097	21,211	4,675
Contract Transactions-All Products
Purchase Payments	—	—	8,377	8,354
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(2,439)	(3,167)	(86,326)	(18,028)
Rescissions	(4)	—	—	—
Loans	—	—	184	142
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(2,443)	(3,167)	(77,765)	(9,532)
Increase (Decrease) in Net Assets	2,721	1,930	(56,554)	(4,857)
Net Assets at Beginning of Period	58,249	56,319	363,706	368,563
Net Assets at End of Period	$60,970	$58,249	$307,152	$363,706
Changes in Units
Issued	—	—	758	783
Redeemed	(118)	(162)	(7,773)	(1,664)
Net Increase (Decrease)	(118)	(162)	(7,015)	(881)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2		AZL Government Money Market Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,543	$3,193	$25,405	$33,697
Realized Gains (Losses) on Investments, Net	(1,267)	(1,402)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,510	(2,106)	—	—
Net Increase (Decrease) in Net Assets From Operations	5,786	(315)	25,405	33,697
Contract Transactions-All Products
Purchase Payments	16,728	23,092	105,390	98,678
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(12,591)	(10,442)	(209,185)	(153,059)
Rescissions	—	—	(269)	(7)
Loans	46	14	(3,031)	1,170
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	4,183	12,664	(107,095)	(53,218)
Increase (Decrease) in Net Assets	9,969	12,349	(81,690)	(19,521)
Net Assets at Beginning of Period	102,713	90,364	1,039,078	1,058,599
Net Assets at End of Period	$112,682	$102,713	$957,388	$1,039,078
Changes in Units
Issued	1,647	2,330	10,484	10,148
Redeemed	(1,236)	(1,054)	(22,105)	(15,064)
Net Increase (Decrease)	411	1,276	(11,621)	(4,916)

	AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$26,155	$26,987	$16,570	$17,407
Realized Gains (Losses) on Investments, Net	43,601	15,414	43,939	26,900
Net Change in Unrealized Appreciation
(Depreciation) on Investments	128,277	(26,205)	220,105	(23,236)
Net Increase (Decrease) in Net Assets From Operations	198,033	16,196	280,614	21,071
Contract Transactions-All Products
Purchase Payments	29,094	32,312	68,187	80,413
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(152,253)	(72,184)	(160,001)	(127,919)
Rescissions	(29)	(4)	(633)	(134)
Loans	(162)	526	2,771	(1,202)
Other Transactions	—	(3,439)	58	(4,544)
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(123,350)	(42,789)	(89,618)	(53,386)
Increase (Decrease) in Net Assets	74,683	(26,593)	190,996	(32,315)
Net Assets at Beginning of Period	704,858	731,451	989,897	1,022,212
Net Assets at End of Period	$779,541	$704,858	$1,180,893	$989,897
Changes in Units
Issued	1,696	2,144	2,921	3,911
Redeemed	(8,573)	(5,010)	(6,871)	(6,403)
Net Increase (Decrease)	(6,877)	(2,866)	(3,950)	(2,492)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	AZL Mid Cap Index Fund Class 1		AZL Mid Cap Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$8,946	$18,019	$(168)	$2,779
Realized Gains (Losses) on Investments, Net	336,485	28,057	151,546	61,936
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(251,062)	135,968	(121,480)	2,563
Net Increase (Decrease) in Net Assets From Operations	94,369	182,044	29,898	67,278
Contract Transactions-All Products
Purchase Payments	68,950	69,573	43,862	35,616
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(154,319)	(149,260)	(82,250)	(142,952)
Rescissions	(573)	(156)	(12)	(9)
Loans	1,815	138	297	180
Other Transactions	—	(5,861)	38	66
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(84,127)	(85,566)	(38,065)	(107,099)
Increase (Decrease) in Net Assets	10,242	96,478	(8,167)	(39,821)
Net Assets at Beginning of Period	1,570,612	1,474,134	532,774	572,595
Net Assets at End of Period	$1,580,854	$1,570,612	$524,607	$532,774
Changes in Units
Issued	3,328	3,424	1,138	941
Redeemed	(7,098)	(7,561)	(1,108)	(3,991)
Net Increase (Decrease)	(3,770)	(4,137)	30	(3,050)

	AZL MSCI Global Equity Index Fund Class 1		AZL MSCI Global Equity Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$22,573	$26,627	$(284)	$(156)
Realized Gains (Losses) on Investments, Net	63,703	1,512	1,382	212
Net Change in Unrealized Appreciation
(Depreciation) on Investments	151,690	169,021	7,716	6,912
Net Increase (Decrease) in Net Assets From Operations	237,966	197,160	8,814	6,968
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(153,465)	(128,740)	(2,112)	(2,603)
Rescissions	(13)	—	—	—
Loans	(14,208)	(835)	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(167,686)	(129,575)	(2,112)	(2,603)
Increase (Decrease) in Net Assets	70,280	67,585	6,702	4,365
Net Assets at Beginning of Period	1,242,780	1,175,195	48,807	44,442
Net Assets at End of Period	$1,313,060	$1,242,780	$55,509	$48,807
Changes in Units
Issued	—	—	—	—
Redeemed	(11,705)	(10,819)	(70)	(104)
Net Increase (Decrease)	(11,705)	(10,819)	(70)	(104)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	AZL Russell 1000 Growth Index Fund Class 1		AZL Russell 1000 Growth Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(5,860)	$1,608	$(26,343)	$(20,313)
Realized Gains (Losses) on Investments, Net	41,263	497,450	255,712	434,717
Net Change in Unrealized Appreciation
(Depreciation) on Investments	138,412	(236,293)	18,159	(17,448)
Net Increase (Decrease) in Net Assets From Operations	173,815	262,765	247,528	396,956
Contract Transactions-All Products
Purchase Payments	10,716	12,158	75,526	53,416
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(170,749)	(65,870)	(113,272)	(120,001)
Rescissions	(877)	—	(30)	(16)
Loans	(178)	(78)	(734)	(618)
Other Transactions	—	—	57	133
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(161,088)	(53,790)	(38,453)	(67,086)
Increase (Decrease) in Net Assets	12,727	208,975	209,075	329,870
Net Assets at Beginning of Period	1,054,836	845,861	1,648,175	1,318,305
Net Assets at End of Period	$1,067,563	$1,054,836	$1,857,250	$1,648,175
Changes in Units
Issued	262	352	1,075	899
Redeemed	(3,917)	(1,891)	(1,553)	(1,871)
Net Increase (Decrease)	(3,655)	(1,539)	(478)	(972)

	AZL Russell 1000 Value Index Fund Class 1		AZL Russell 1000 Value Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$19,433	$52,771	$2,777	$2,276
Realized Gains (Losses) on Investments, Net	135,441	145,645	74,802	39,398
Net Change in Unrealized Appreciation
(Depreciation) on Investments	207,614	122,861	20,476	49,080
Net Increase (Decrease) in Net Assets From Operations	362,488	321,277	98,055	90,754
Contract Transactions-All Products
Purchase Payments	91,904	122,378	33,969	41,963
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(339,073)	(277,508)	(168,649)	(123,847)
Rescissions	(661)	(151)	—	(5)
Loans	317	309	(331)	(482)
Other Transactions	—	(3,917)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(247,513)	(158,889)	(135,011)	(82,371)
Increase (Decrease) in Net Assets	114,975	162,388	(36,956)	8,383
Net Assets at Beginning of Period	2,665,996	2,503,608	809,928	801,545
Net Assets at End of Period	$2,780,971	$2,665,996	$772,972	$809,928
Changes in Units
Issued	4,429	6,513	1,071	1,411
Redeemed	(16,262)	(14,833)	(5,182)	(4,104)
Net Increase (Decrease)	(11,833)	(8,320)	(4,111)	(2,693)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	AZL S&P 500 Index Fund		AZL Small Cap Stock Index Fund Class 1
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(6,063)	$(4,250)	$(471)	$1,465
Realized Gains (Losses) on Investments, Net	348,870	109,936	14,735	7,577
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(96,502)	185,849	(9,067)	1,009
Net Increase (Decrease) in Net Assets From Operations	246,305	291,535	5,197	10,051
Contract Transactions-All Products
Purchase Payments	59,236	52,198	7,459	11,308
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(41,966)	(118,514)	(8,564)	(30,209)
Rescissions	(4)	(41)	—	—
Loans	8,570	8,613	(344)	(362)
Other Transactions	58	71	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	25,894	(57,673)	(1,449)	(19,263)
Increase (Decrease) in Net Assets	272,199	233,862	3,748	(9,212)
Net Assets at Beginning of Period	1,506,279	1,272,417	139,690	148,902
Net Assets at End of Period	$1,778,478	$1,506,279	$143,438	$139,690
Changes in Units
Issued	1,726	1,759	412	637
Redeemed	(689)	(3,332)	(449)	(1,627)
Net Increase (Decrease)	1,037	(1,573)	(37)	(990)

	AZL Small Cap Stock Index Fund Class 2		AZL T. Rowe Price Capital Appreciation Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2,046)	$(2,164)	$10,200	$10,258
Realized Gains (Losses) on Investments, Net	68,836	23,925	138,078	29,166
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(50,315)	7,814	(55,689)	57,890
Net Increase (Decrease) in Net Assets From Operations	16,475	29,575	92,589	97,314
Contract Transactions-All Products
Purchase Payments	21,432	31,881	61,641	61,446
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(40,452)	(29,918)	(107,096)	(163,437)
Rescissions	—	(5)	(56)	(5)
Loans	(92)	371	(1,278)	(723)
Other Transactions	57	87	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(19,055)	2,416	(46,789)	(102,719)
Increase (Decrease) in Net Assets	(2,580)	31,991	45,800	(5,405)
Net Assets at Beginning of Period	520,533	488,542	934,216	939,621
Net Assets at End of Period	$517,953	$520,533	$980,016	$934,216
Changes in Units
Issued	772	1,178	1,446	1,551
Redeemed	(1,528)	(1,115)	(2,378)	(4,050)
Net Increase (Decrease)	(756)	63	(932)	(2,499)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	Davis VA Financial Portfolio		Franklin Rising Dividends VIP Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(48)	$(4)	$1,064	$2,661
Realized Gains (Losses) on Investments, Net	1,667	1,216	137,842	61,411
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,013	1,792	(37,126)	28,690
Net Increase (Decrease) in Net Assets From Operations	3,632	3,004	101,780	92,762
Contract Transactions-All Products
Purchase Payments	—	—	877	877
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(486)	(425)	(76,150)	(71,945)
Rescissions	—	—	(135)	(12)
Loans	—	—	(615)	(720)
Other Transactions	—	—	—	4
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(486)	(425)	(76,023)	(71,796)
Increase (Decrease) in Net Assets	3,146	2,579	25,757	20,966
Net Assets at Beginning of Period	13,905	11,326	957,031	936,065
Net Assets at End of Period	$17,051	$13,905	$982,788	$957,031
Changes in Units
Issued	—	—	5	5
Redeemed	(12)	(14)	(426)	(481)
Net Increase (Decrease)	(12)	(14)	(421)	(476)

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. Global Strategic Income Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3,503	$3,205	$383	$104
Realized Gains (Losses) on Investments, Net	(8,804)	(2,649)	(24)	(69)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	14,047	(94)	673	75
Net Increase (Decrease) in Net Assets From Operations	8,746	462	1,032	110
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(14,013)	(8,832)	(488)	(485)
Rescissions	—	—	—	—
Loans	(189)	(251)	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(14,202)	(9,083)	(488)	(485)
Increase (Decrease) in Net Assets	(5,456)	(8,621)	544	(375)
Net Assets at Beginning of Period	154,007	162,628	9,869	10,244
Net Assets at End of Period	$148,551	$154,007	$10,413	$9,869
Changes in Units
Issued	—	—	—	—
Redeemed	(472)	(266)	(9)	(12)
Net Increase (Decrease)	(472)	(266)	(9)	(12)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,308	$2,688	$83	$44
Realized Gains (Losses) on Investments, Net	(295)	(817)	(353)	(113)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,404	1,607	644	73
Net Increase (Decrease) in Net Assets From Operations	3,417	3,478	374	4
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(6,810)	(21,113)	(3,533)	(681)
Rescissions	(4)	(2)	—	—
Loans	(124)	(133)	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(6,938)	(21,248)	(3,533)	(681)
Increase (Decrease) in Net Assets	(3,521)	(17,770)	(3,159)	(677)
Net Assets at Beginning of Period	51,211	68,981	7,448	8,125
Net Assets at End of Period	$47,690	$51,211	$4,289	$7,448
Changes in Units
Issued	—	—	—	—
Redeemed	(207)	(853)	(238)	(47)
Net Increase (Decrease)	(207)	(853)	(238)	(47)

	PIMCO VIT StocksPLUS Global Portfolio		PIMCO VIT Total Return Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$12,632	$13,886	$9,647	$9,581
Realized Gains (Losses) on Investments, Net	2,612	(703)	(7,965)	(11,287)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	62,194	25,343	24,996	5,343
Net Increase (Decrease) in Net Assets From Operations	77,438	38,526	26,678	3,637
Contract Transactions-All Products
Purchase Payments	44,574	19,479	29,463	43,321
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(16,693)	(31,798)	(20,926)	(74,515)
Rescissions	(5)	—	(12)	—
Loans	(760)	(682)	(598)	(504)
Other Transactions	58	74	58	69
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	27,174	(12,927)	7,985	(31,629)
Increase (Decrease) in Net Assets	104,612	25,599	34,663	(27,992)
Net Assets at Beginning of Period	336,519	310,920	358,010	386,002
Net Assets at End of Period	$441,131	$336,519	$392,673	$358,010
Changes in Units
Issued	1,781	833	1,612	2,680
Redeemed	(328)	(1,347)	(2,945)	(4,341)
Net Increase (Decrease)	1,453	(514)	(1,333)	(1,661)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024

	Templeton Global Bond VIP Fund		Total All Funds
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(145)	$(165)	$143,076	$234,456
Realized Gains (Losses) on Investments, Net	(964)	(392)	1,811,650	1,459,961
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,910	(2,155)	457,593	518,105
Net Increase (Decrease) in Net Assets From Operations	2,801	(2,712)	2,412,319	2,212,522
Contract Transactions-All Products
Purchase Payments	—	—	787,375	808,400
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(4,529)	(1,641)	(2,209,306)	(2,015,984)
Rescissions	—	—	(3,352)	(547)
Loans	—	—	(8,760)	4,707
Other Transactions	—	—	384	(17,257)
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(4,529)	(1,641)	(1,433,659)	(1,220,681)
Increase (Decrease) in Net Assets	(1,728)	(4,353)	978,660	991,841
Net Assets at Beginning of Period	19,625	23,978	18,233,943	17,242,102
Net Assets at End of Period	$17,897	$19,625	$19,212,603	$18,233,943
Changes in Units
Issued	—	—	37,363	42,325
Redeemed	(90)	(34)	(108,615)	(98,188)
Net Increase (Decrease)	(90)	(34)	(71,252)	(55,863)

The following open/available fund had no activity as of the years ended December 31, 2025 and 2024, and therefore, was not listed in the Statements of Changes in Net Assets:

Columbia Variable Portfolio – Seligman Global Technology Fund
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025
(1) Organization
Allianz Life Variable Account A (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (1940 Act), as amended. Allianz Life applies the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services - Investment Companies. The Variable Account was established on May 31, 1985, and commenced operations September 8, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable life policies issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct. Allianz Life has discontinued new sales of all variable life insurance products under the Variable Account. Products that were previously offered are shown below:

•Allianz ValueLife
•Allianz Valuemark Life
•Allianz Variable LifeFund
•Allianz VUL

The Variable Account's subaccounts are invested, at net asset values, in one or more of the funds (investment options) in accordance with the selection made by the policyholder. The policyholder may have the option to invest in the fixed account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed are available for all products. Some funds have been closed to accepting new money. Each multiple-class fund is presented on an aggregate basis, however, when mergers occur, the fund will be presented separately by class, to disclose which class received additional money. The funds and investment advisers are:

Fund	Investment Adviser
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2 *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 *†	Allianz Investment Management, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 1 †	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.
Franklin Rising Dividends VIP Fund *	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025

Fund	Investment Adviser
Invesco V.I. Global Strategic Income Fund	Invesco Advisors, Inc.
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT StocksPLUS Global Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC
Templeton Global Bond VIP Fund *	Franklin Advisers, Inc.

*	Fund contains share classes which assess 12b-1 fees.
†	The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

During the years ended December 31, 2024 and 2025, there were no name changes.
During the years ended December 31, 2024 and 2025, no funds were closed to new money.
During the years ended December 31, 2024 and 2025, no new funds were added as available options.
During the years ended December 31, 2024 and 2025, no funds were merged or replaced.

Effective September 19, 2025, a 1:4 reverse split occurred for the AZL Russell 1000 Growth Index Fund Class 1. The effect of this transaction was to divide the number of outstanding shares of the fund by the split ratio, resulting in a corresponding increase in the net asset value per share. The shares presented in the Statements of Assets and Liabilities reflect this reverse split. There were no changes in the net assets, results of operations or total return as a result of this transaction.

Effective September 19, 2025, a 1:2 reverse split occurred for the following funds:

•AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
•AZL Russell 1000 Value Index Fund Class 1
•AZL Small Cap Stock Index Fund Class 1

The effect of these transactions was to divide the number of outstanding shares of the fund by the split ratio, resulting in a corresponding increase in the net asset value per share. The shares presented in the Statements of Assets and Liabilities reflect this reverse split. There were no changes in the net assets, results of operations or total return as a result of these transactions.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025
(2) Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investment transactions are recorded by the Variable Account on the trade date. Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.
The Fair Value Measurement Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 -     Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 -    Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2025, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market which the Variable Account has the ability to access. Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

Transfers between subaccounts, including the fixed account (net), include transfers of all or part of the contractholders' interest to or from another eligible subaccount, or from or to the fixed account option of the general account of Allianz Life.

Contracts in Annuity Payment Period

Net assets allocated to contracts in the payout period are periodically compared to annuity reserves computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5% or 7%. The mortality risk is fully borne by Allianz Life and may result in additional amounts reimbursed to Allianz Life if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life reimburses the Variable Account.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025
Segment Disclosure

The Variable Account derives revenues from variable life products. Allianz Life has identified the Finance Committee, a management committee of Allianz Life, as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying subaccounts to evaluate the results of the business and make operational decisions. Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment. Variable Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by policyholders. Investment performance of subaccounts may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025
(3) Related Party Charges and Expenses
Under the terms of the policies, certain charges and fees are incurred by the policyholder to cover Allianz Life’s expenses in connection with the issuance and administration of the policies. Following is a summary of these charges, expenses and fees for the period ended December 31, 2025:

Mortality and Expense Risk Charges
Allianz Life assumes mortality and expense risks related to the operations of the Variable Account. These charges are deducted on a daily basis with a rate ranging from 0.60% to 2.0% annually of the daily net asset value of each fund. These charges are assessed through a reduction in subaccount unit values.

Administrative Charges
A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the policy. These charges range from 0.15% annually of the daily net asset value of each fund to a fixed charge of $4 to $15 per month. The 0.15% charge is assessed through a reduction in subaccount unit values, and the $4 to $15 charge is assessed through a reduction in subaccount accumulation units.

Cost of Insurance Charge
A cost of insurance charge may be deducted from the policy by a reduction of subaccount accumulation units. The amount of the charge is based upon the age, sex, and rate classification of the insured.

Insurance Risk Charge
An insurance risk charge may be deducted from the policy by a reduction of subaccount unit values. The amount of the charge is based upon the rate classification of the insured.

Premium Charges
A charge to cover expenses related to premiums and premium collection expense, including premium taxes, may be deducted from each premium payment by a reduction of subaccount accumulation units. These charges range from 1.75% to 5.0% of each premium payment.

Transfer Charges
A charge to cover transfers between available funds may be imposed at a rate of up to $25 per transfer. These charges are assessed through a reduction in subaccount accumulation units.

Rider Charges
For certain policies, optional riders may be available for an additional charge to the policyholder. The rider charges and the manner in which they are assessed vary based on the specific product, and may vary based on the insured's issue age, risk classification and other factors.

Additional details on charges and fees can be found in the respective product prospectus and policy.
(4) Federal Income Taxes
Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in a policyholder's gross income until amounts are received pursuant to a variable life policy.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025
(5) Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2025, are as follows:

	Cost of Purchases	Proceeds from Sales
AZL Enhanced Bond Index Fund	$11,459	$665
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	13,597	63,238
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	2,742	3,582
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	191,934	257,462
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	20,271	13,546
AZL Government Money Market Fund	246,465	328,155
AZL International Index Fund Class 1	93,642	177,315
AZL International Index Fund Class 2	74,787	135,506
AZL Mid Cap Index Fund Class 1	477,393	121,269
AZL Mid Cap Index Fund Class 2	669,894	552,452
AZL MSCI Global Equity Index Fund Class 1	69,189	177,351
AZL MSCI Global Equity Index Fund Class 2	1,513	3,020
AZL Russell 1000 Growth Index Fund Class 1	307,036	361,827
AZL Russell 1000 Growth Index Fund Class 2	357,184	181,935
AZL Russell 1000 Value Index Fund Class 1	912,541	987,033
AZL Russell 1000 Value Index Fund Class 2	106,981	185,289
AZL S&P 500 Index Fund	623,205	312,488
AZL Small Cap Stock Index Fund Class 1	25,073	10,090
AZL Small Cap Stock Index Fund Class 2	94,437	45,746
AZL T. Rowe Price Capital Appreciation Fund	223,677	140,467
Columbia Variable Portfolio – Seligman Global Technology Fund	—	—
Davis VA Financial Portfolio	1,723	785
Franklin Rising Dividends VIP Fund	285,213	270,382
Franklin U.S. Government Securities VIP Fund	197,736	208,434
Invesco V.I. Global Strategic Income Fund	586	691
PIMCO VIT High Yield Portfolio	3,071	7,701
PIMCO VIT Real Return Portfolio	207	3,656
PIMCO VIT StocksPLUS Global Portfolio	933,079	893,273
PIMCO VIT Total Return Portfolio	111,219	93,587
Templeton Global Bond VIP Fund	634	5,308

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025
(6) Financial Highlights
A summary of units outstanding, unit values, net assets, ratios, and total returns for variable life policies is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Enhanced Bond Index Fund
2025	2,756	$12.80	to	$12.80	$35,268	4.95%	0.75%	to	0.75%	6.06%	to	6.06%
2024	1,991	$12.07	to	$12.07	$24,019	3.91%	0.75%	to	0.75%	0.43%	to	0.43%
2023[2]	1,863	$12.01	to	$12.01	$22,376	1.77%	0.75%	to	0.75%	5.00%	to	5.00%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
2025	27,538	$12.48	to	$12.48	$343,555	2.55%	0.75%	to	0.75%	10.76%	to	10.76%
2024	32,776	$11.26	to	$11.26	$369,172	4.06%	0.75%	to	0.75%	10.72%	to	10.72%
2023	38,216	$10.17	to	$10.17	$388,782	2.85%	0.75%	to	0.75%	13.39%	to	13.39%
2022	45,811	$8.97	to	$8.97	$411,016	1.36%	0.75%	to	0.75%	(15.04)%	to	(15.04)%
2021[1]	60,323	$10.56	to	$10.56	$636,993	0.80%	0.75%	to	0.75%	5.60%	to	5.60%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2
2025	2,773	$21.76	to	$27.29	$60,970	2.91%	0.60%	to	2.00%	9.02%	to	10.56%
2024	2,891	$19.96	to	$24.68	$58,249	2.35%	0.60%	to	2.00%	9.13%	to	10.68%
2023	3,053	$18.29	to	$22.30	$56,319	1.63%	0.60%	to	2.00%	11.62%	to	13.19%
2022	3,201	$16.38	to	$19.70	$52,861	0.95%	0.60%	to	2.00%	(16.25)%	to	(15.07)%
2021[1]	3,345	$19.56	to	$23.20	$65,891	0.54%	0.60%	to	2.00%	4.25%	to	5.04%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
2025	26,260	$11.70	to	$11.70	$307,152	4.69%	0.75%	to	0.75%	7.01%	to	7.01%
2024	33,275	$10.93	to	$10.93	$363,706	5.85%	0.75%	to	0.75%	1.30%	to	1.30%
2023	34,156	$10.79	to	$10.79	$368,563	6.95%	0.75%	to	0.75%	6.12%	to	6.12%
2022	34,494	$10.17	to	$10.17	$350,732	2.92%	0.75%	to	0.75%	(13.84)%	to	(13.84)%
2021	35,577	$11.80	to	$11.80	$419,953	2.87%	0.75%	to	0.75%	(0.16)%	to	(0.16)%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
2025	10,810	$10.42	to	$12.20	$112,682	4.35%	0.60%	to	2.00%	5.51%	to	6.84%
2024	10,399	$9.88	to	$11.42	$102,713	5.35%	0.60%	to	2.00%	(0.29)%	to	0.98%
2023	9,123	$9.91	to	$9.91	$90,364	5.82%	0.60%	to	2.00%	4.57%	to	4.57%
2022	9,421	$9.47	to	$9.47	$89,240	2.58%	0.60%	to	2.00%	(15.08)%	to	(15.08)%
2021	8,558	$11.15	to	$11.15	$95,454	2.57%	0.60%	to	2.00%	(1.67)%	to	(1.67)%
AZL Government Money Market Fund
2025	89,942	$8.88	to	$11.89	$957,388	3.64%	0.60%	to	2.00%	1.64%	to	2.92%
2024	101,563	$8.34	to	$11.54	$1,039,078	4.34%	0.60%	to	2.00%	2.35%	to	3.80%
2023	106,479	$8.15	to	$11.12	$1,058,599	4.18%	0.60%	to	2.00%	2.22%	to	3.65%
2022	112,131	$7.97	to	$10.72	$1,077,656	0.77%	0.60%	to	2.00%	(1.22)%	to	0.17%
2021	111,649	$8.07	to	$10.71	$1,076,536	—%	0.60%	to	2.00%	(1.98)%	to	(0.60)%
AZL International Index Fund Class 1
2025	39,649	$17.86	to	$20.32	$779,541	4.37%	0.60%	to	2.00%	28.44%	to	30.25%
2024	46,526	$13.90	to	$15.60	$704,858	4.61%	0.60%	to	2.00%	1.08%	to	2.52%
2023	49,392	$13.75	to	$15.22	$731,451	4.61%	0.60%	to	2.00%	15.23%	to	16.85%
2022	21,464	$11.94	to	$13.02	$267,326	4.56%	0.60%	to	2.00%	(15.95)%	to	(14.76)%
2021	22,711	$14.20	to	$15.28	$333,689	2.55%	0.60%	to	2.00%	8.61%	to	10.14%
AZL International Index Fund Class 2
2025	43,205	$18.35	to	$30.87	$1,180,893	2.49%	0.60%	to	2.00%	28.13%	to	29.94%
2024	47,155	$14.32	to	$23.75	$989,897	2.68%	0.60%	to	2.00%	0.84%	to	2.27%

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2023	49,647	$14.20	to	$23.23	$1,022,212	2.44%	0.60%	to	2.00%	15.02%	to	16.63%
2022	49,417	$12.35	to	$19.91	$886,032	2.80%	0.60%	to	2.00%	(16.21)%	to	(15.03)%
2021	50,603	$14.74	to	$23.44	$1,069,300	1.52%	0.60%	to	2.00%	8.36%	to	9.89%
AZL Mid Cap Index Fund Class 1
2025	68,941	$20.52	to	$23.35	$1,580,854	1.46%	0.60%	to	2.00%	5.07%	to	6.55%
2024	72,711	$19.53	to	$21.92	$1,570,612	2.05%	0.60%	to	2.00%	11.42%	to	13.00%
2023	76,848	$17.53	to	$19.40	$1,474,134	8.62%	0.60%	to	2.00%	13.87%	to	15.47%
2022	81,818	$15.40	to	$16.80	$1,363,643	3.32%	0.60%	to	2.00%	(15.05)%	to	(13.86)%
2021	85,487	$18.12	to	$19.50	$1,643,919	2.59%	0.60%	to	2.00%	21.57%	to	23.28%
AZL Mid Cap Index Fund Class 2
2025	11,982	$33.64	to	$61.97	$524,607	1.20%	0.60%	to	2.00%	4.78%	to	6.26%
2024	11,952	$32.10	to	$58.32	$532,774	1.74%	0.60%	to	2.00%	11.17%	to	12.75%
2023	15,002	$28.88	to	$51.72	$572,595	0.71%	0.60%	to	2.00%	13.59%	to	15.19%
2022	16,620	$25.42	to	$44.90	$565,228	0.67%	0.60%	to	2.00%	(15.26)%	to	(14.07)%
2021	19,801	$30.00	to	$52.25	$822,075	0.71%	0.60%	to	2.00%	21.21%	to	22.92%
AZL MSCI Global Equity Index Fund Class 1
2025	84,968	$15.45	to	$15.45	$1,313,060	2.52%	0.75%	to	0.75%	20.21%	to	20.21%
2024	96,673	$12.86	to	$12.86	$1,242,780	2.92%	0.75%	to	0.75%	17.59%	to	17.59%
2023	107,492	$10.93	to	$10.93	$1,175,195	2.57%	0.75%	to	0.75%	22.74%	to	22.74%
2022	130,039	$8.91	to	$8.91	$1,159,508	1.81%	0.75%	to	0.75%	(18.70)%	to	(18.70)%
2021¹	145,730	$10.96	to	$10.96	$1,596,457	1.20%	0.75%	to	0.75%	9.55%	to	9.55%
AZL MSCI Global Equity Index Fund Class 2
2025	1,721	$30.18	to	$38.11	$55,509	1.22%	0.60%	to	2.00%	18.37%	to	20.04%
2024	1,791	$25.50	to	$31.75	$48,807	1.45%	0.60%	to	2.00%	15.80%	to	17.45%
2023	1,895	$22.02	to	$27.03	$44,442	1.21%	0.60%	to	2.00%	20.94%	to	22.64%
2022	2,351	$18.21	to	$22.04	$43,822	1.10%	0.60%	to	2.00%	(19.85)%	to	(18.72)%
2021¹	2,585	$22.71	to	$27.12	$59,896	0.76%	0.60%	to	2.00%	7.05%	to	7.86%
AZL Russell 1000 Growth Index Fund Class 1
2025	23,141	$41.11	to	$46.77	$1,067,563	0.20%	0.60%	to	2.00%	15.74%	to	17.37%
2024	26,796	$35.52	to	$39.85	$1,054,836	0.92%	0.60%	to	2.00%	30.21%	to	32.06%
2023	28,335	$27.28	to	$30.18	$845,861	1.46%	0.60%	to	2.00%	40.23%	to	42.20%
2022	30,335	$19.45	to	$21.22	$637,785	0.61%	0.60%	to	2.00%	(30.85)%	to	(29.87)%
2021	31,502	$28.13	to	$30.26	$945,888	0.70%	0.60%	to	2.00%	24.62%	to	26.38%
AZL Russell 1000 Growth Index Fund Class 2
2025	23,514	$72.78	to	$89.39	$1,857,250	0.02%	0.60%	to	2.00%	15.46%	to	17.08%
2024	23,992	$63.04	to	$76.35	$1,648,175	0.23%	0.60%	to	2.00%	29.81%	to	31.66%
2023	24,964	$48.56	to	$57.99	$1,318,305	0.37%	0.60%	to	2.00%	39.87%	to	41.84%
2022	27,437	$34.72	to	$40.89	$1,031,701	0.06%	0.60%	to	2.00%	(30.98)%	to	(30.01)%
2021	30,175	$50.30	to	$58.42	$1,588,764	0.27%	0.60%	to	2.00%	24.36%	to	26.12%
AZL Russell 1000 Value Index Fund Class 1
2025	122,174	$20.23	to	$23.02	$2,780,971	1.55%	0.60%	to	2.00%	13.12%	to	14.72%
2024	134,007	$17.88	to	$20.07	$2,665,996	2.81%	0.60%	to	2.00%	11.68%	to	13.26%
2023	142,327	$16.01	to	$17.72	$2,503,608	3.58%	0.60%	to	2.00%	9.49%	to	11.03%
2022	169,019	$14.63	to	$15.96	$2,684,093	2.14%	0.60%	to	2.00%	(9.70)%	to	(8.43)%
2021	178,796	$16.20	to	$17.43	$3,081,375	2.05%	0.60%	to	2.00%	22.08%	to	23.80%

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Russell 1000 Value Index Fund Class 2
2025	20,990	$32.32	to	$39.73	$772,972	1.63%	0.60%	to	2.00%	12.83%	to	14.42%
2024	25,101	$28.65	to	$34.72	$809,928	1.54%	0.60%	to	2.00%	11.35%	to	12.93%
2023	27,794	$25.73	to	$30.75	$801,545	2.10%	0.60%	to	2.00%	9.36%	to	10.90%
2022	28,890	$23.53	to	$27.73	$755,944	1.26%	0.60%	to	2.00%	(9.99)%	to	(8.73)%
2021	32,217	$26.14	to	$30.38	$907,532	1.20%	0.60%	to	2.00%	21.79%	to	23.51%
AZL S&P 500 Index Fund
2025	39,021	$40.43	to	$54.79	$1,778,478	1.08%	0.60%	to	2.00%	15.01%	to	16.90%
2024	37,984	$35.07	to	$46.87	$1,506,279	1.16%	0.60%	to	2.00%	21.89%	to	23.99%
2023	39,557	$28.69	to	$37.80	$1,272,417	1.33%	0.60%	to	2.00%	23.20%	to	25.18%
2022	40,887	$23.24	to	$30.20	$1,059,648	1.15%	0.60%	to	2.00%	(20.12)%	to	(18.79)%
2021	43,193	$29.02	to	$37.19	$1,389,521	1.11%	0.60%	to	2.00%	25.58%	to	27.65%
AZL Small Cap Stock Index Fund Class 1
2025	6,993	$18.55	to	$21.11	$143,438	1.40%	0.60%	to	2.00%	3.62%	to	5.08%
2024	7,030	$17.90	to	$20.09	$139,690	2.77%	0.60%	to	2.00%	6.14%	to	7.64%
2023	8,020	$16.87	to	$18.66	$148,902	2.05%	0.60%	to	2.00%	13.36%	to	14.95%
2022	8,902	$14.88	to	$16.24	$145,462	1.64%	0.60%	to	2.00%	(18.10)%	to	(16.95)%
2021	8,837	$18.17	to	$19.55	$162,593	1.20%	0.60%	to	2.00%	23.87%	to	25.62%
AZL Small Cap Stock Index Fund Class 2
2025	17,376	$28.32	to	$36.79	$517,953	1.29%	0.60%	to	2.00%	3.37%	to	4.83%
2024	18,132	$27.40	to	$35.10	$520,533	1.29%	0.60%	to	2.00%	5.84%	to	7.34%
2023	18,069	$25.89	to	$32.70	$488,542	1.01%	0.60%	to	2.00%	13.09%	to	14.68%
2022	19,034	$22.89	to	$28.51	$452,719	0.76%	0.60%	to	2.00%	(18.29)%	to	(17.15)%
2021	22,583	$28.02	to	$34.41	$654,603	0.65%	0.60%	to	2.00%	23.55%	to	25.29%
AZL T. Rowe Price Capital Appreciation Fund
2025	21,698	$36.82	to	$51.66	$980,016	2.27%	0.60%	to	2.00%	9.30%	to	10.84%
2024	22,630	$33.69	to	$46.61	$934,216	2.29%	0.60%	to	2.00%	9.97%	to	11.53%
2023	25,129	$30.64	to	$41.79	$939,621	1.37%	0.60%	to	2.00%	16.13%	to	17.77%
2022	25,700	$26.38	to	$35.48	$826,391	0.69%	0.60%	to	2.00%	(13.83)%	to	(12.62)%
2021	30,923	$30.61	to	$40.61	$1,124,680	0.98%	0.60%	to	2.00%	15.78%	to	17.42%
Davis VA Financial Portfolio
2025	372	$45.55	to	$63.89	$17,051	1.65%	0.60%	to	2.00%	26.57%	to	28.35%
2024	384	$35.99	to	$49.78	$13,905	1.95%	0.60%	to	2.00%	26.91%	to	28.72%
2023	398	$28.35	to	$38.68	$11,326	2.21%	0.60%	to	2.00%	13.02%	to	14.60%
2022	413	$25.09	to	$33.75	$10,412	1.81%	0.60%	to	2.00%	(10.34)%	to	(9.07)%
2021	476	$27.98	to	$37.11	$13,378	1.26%	0.60%	to	2.00%	27.95%	to	29.76%
Franklin Rising Dividends VIP Fund
2025	5,238	$122.08	to	$199.72	$982,788	0.98%	0.60%	to	2.00%	9.59%	to	11.21%
2024	5,659	$111.40	to	$179.58	$957,031	1.17%	0.60%	to	2.00%	8.57%	to	10.20%
2023	6,135	$102.60	to	$162.96	$936,065	1.13%	0.60%	to	2.00%	9.86%	to	11.55%
2022	7,131	$93.39	to	$146.08	$980,509	1.04%	0.60%	to	2.00%	(12.34)%	to	(11.01)%
2021	7,691	$106.53	to	$164.16	$1,188,640	1.01%	0.60%	to	2.00%	24.28%	to	26.15%
Franklin U.S. Government Securities VIP Fund
2025	4,064	$23.34	to	$46.25	$148,551	3.42%	0.60%	to	2.00%	4.82%	to	6.21%
2024	4,536	$22.26	to	$43.55	$154,007	3.18%	0.60%	to	2.00%	(0.66)%	to	0.76%

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2023	4,802	$22.41	to	$43.23	$162,628	2.84%	0.60%	to	2.00%	2.40%	to	3.98%
2022	5,319	$21.89	to	$41.58	$171,957	2.54%	0.60%	to	2.00%	(11.53)%	to	(10.18)%
2021	5,880	$24.74	to	$46.29	$210,022	2.56%	0.60%	to	2.00%	(3.77)%	to	(2.35)%
Invesco V.I. Global Strategic Income Fund
2025	304	$25.25	to	$25.25	$10,413	5.78%	0.60%	to	2.00%	10.75%	to	10.75%
2024	313	$22.80	to	$22.80	$9,869	3.05%	0.60%	to	2.00%	1.10%	to	1.10%
2023	325	$22.55	to	$22.55	$10,244	—%	0.60%	to	2.00%	6.73%	to	6.73%
2022	484	$21.13	to	$21.13	$13,238	—%	0.60%	to	2.00%	(13.21)%	to	(13.21)%
2021	502	$24.34	to	$24.34	$12,228	4.65%	0.60%	to	2.00%	(5.33)%	to	(5.33)%
PIMCO VIT High Yield Portfolio
2025	1,679	$25.58	to	$37.08	$47,690	6.29%	0.60%	to	2.00%	6.83%	to	8.34%
2024	1,886	$24.75	to	$34.23	$51,211	5.83%	0.60%	to	2.00%	4.77%	to	6.26%
2023	2,739	$23.62	to	$32.21	$68,981	5.68%	0.60%	to	2.00%	10.03%	to	11.58%
2022	2,897	$21.47	to	$28.87	$66,203	5.05%	0.60%	to	2.00%	(12.07)%	to	(10.83)%
2021	3,057	$24.41	to	$32.38	$79,221	4.45%	0.60%	to	2.00%	1.58%	to	3.01%
PIMCO VIT Real Return Portfolio
2025	284	$15.10	to	$15.10	$4,289	3.36%	0.60%	to	2.00%	5.73%	to	5.73%
2024	522	$14.28	to	$14.28	$7,448	2.59%	0.60%	to	2.00%	0.10%	to	0.10%
2023	569	$14.27	to	$14.27	$8,125	2.99%	0.60%	to	2.00%	1.62%	to	1.62%
2022	596	$14.04	to	$14.04	$8,362	7.02%	0.60%	to	2.00%	(13.65)%	to	(13.65)%
2021	622	$16.26	to	$16.26	$10,112	4.95%	0.60%	to	2.00%	3.52%	to	3.52%
PIMCO VIT StocksPLUS Global Portfolio
2025	14,860	$24.95	to	$31.58	$441,131	4.40%	0.60%	to	2.00%	21.79%	to	23.56%
2024	13,407	$20.49	to	$25.56	$336,519	5.19%	0.60%	to	2.00%	11.11%	to	12.85%
2023	13,921	$18.44	to	$22.65	$310,920	2.86%	0.60%	to	2.00%	20.41%	to	22.11%
2022	15,220	$15.32	to	$18.55	$276,901	0.94%	0.60%	to	2.00%	(20.39)%	to	(19.12)%
2021	42,842	$19.24	to	$22.93	$960,502	0.20%	0.60%	to	2.00%	16.97%	to	18.62%
PIMCO VIT Total Return Portfolio
2025	19,393	$18.98	to	$22.63	$392,673	4.10%	0.60%	to	2.00%	8.10%	to	25.62%
2024	20,726	$15.11	to	$20.90	$358,010	4.04%	0.60%	to	2.00%	0.49%	to	1.92%
2023	22,387	$15.03	to	$20.51	$386,002	3.56%	0.60%	to	2.00%	3.85%	to	5.31%
2022	23,822	$14.48	to	$19.47	$392,072	2.61%	0.60%	to	2.00%	(16.00)%	to	(14.82)%
2021	26,709	$17.23	to	$22.86	$513,439	1.82%	0.60%	to	2.00%	(3.22)%	to	(1.86)%
Templeton Global Bond VIP Fund
2025	342	$52.31	to	$52.31	$17,897	—%	0.75%	to	0.75%	15.22%	to	15.22%
2024	432	$45.40	to	$45.40	$19,625	—%	0.75%	to	0.75%	(11.80)%	to	(11.80)%
2023	466	$51.47	to	$51.47	$23,978	—%	0.75%	to	0.75%	2.42%	to	2.42%
2022	510	$50.25	to	$50.25	$25,630	—%	0.75%	to	0.75%	(5.56)%	to	(5.56)%
2021	548	$53.21	to	$53.21	$29,137	—%	0.75%	to	0.75%	(5.34)%	to	(5.34)%

1 Period from June 18, 2021 (fund commencement) to December 31, 2021
2 Period from March 10, 2023 (fund commencement) to December 31, 2023

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2025
mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized policy expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying funds are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect policy expenses of the Variable Account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown above, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Adjustments were made to policyholder units and unit values in May and June 2025 within certain funds, to streamline the administration, processing and service to policyholders. These adjustments resulted in no impact to account balances.
**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2025, 2024, 2023, 2022 and 2021, are $189,247, $181,567, $171,772, $157,442, and $0, respectively.

The following open/available fund had no activity for the years or periods ended December 31, 2025, 2024, 2023, 2022, and 2021, therefore, was not listed in the Financial Highlights:
Columbia Variable Portfolio – Seligman Global Technology Fund

(7) Subsequent Events
No material subsequent events have occurred since December 31, 2025 through April 6, 2026, the date at which the financial statements were issued, that would require adjustment to the financial statements.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements
December 31, 2025 and 2024
(With Report of Independent Auditors Thereon)

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of North America

Opinions

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of North America (the "Company"), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, of capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Statutory Financial Statements as of December 31, 2025

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 6, 2026

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2025 and 2024
(Dollars in millions, except share data)

Admitted Assets	2025	2024
Cash and invested assets:
Bonds	$93,425	87,377
Stocks	352	329
Investment in subsidiaries	968	1,530
Mortgage loans on real estate	12,020	17,639
Real estate	122	99
Cash, cash equivalents and short-term investments	3,036	2,390
Policy loans	1,033	835
Derivative assets	4,868	3,413
Other invested assets	4,993	4,482
Total cash and invested assets	120,817	118,094
Investment income due and accrued	1,739	1,592
Current federal and foreign income tax recoverable	517	738
Deferred tax asset, net	659	594
Other assets	2,899	1,819
Admitted assets, exclusive of separate account assets	126,631	122,837
Separate account assets	75,127	62,629
Total admitted assets	$201,758	185,466
See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2025 and 2024
(Dollars in millions, except share data)

Liabilities and Capital and Surplus	2025	2024
Policyholder liabilities:
Life policies and annuity contracts	$89,042	92,041
Accident and health policies	3,075	2,831
Deposit-type contracts	5,754	3,557
Life policy and contract claims	10	8
Accident and health policy and contract claims	36	27
Funds held under reinsurance treaties	12,041	8,556
Other policyholder funds	178	179
Total policyholder liabilities	110,136	107,199
Interest maintenance reserve	58	63
General expenses due and accrued	229	228
Due from separate accounts	(1,014)	(2,422)
Current income taxes payable	4	4
Borrowed money	—	2,515
Asset valuation reserve	1,524	1,493
Derivative liabilities	3,910	2,673
Other liabilities	4,600	3,919
Liabilities, exclusive of separate account liabilities	119,447	115,672
Separate account liabilities	75,127	62,629
Total liabilities	194,574	178,301
Capital and surplus:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $9 and $6 at December 31, 2025 and 2024, respectively	9	9
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $9 and $5 at December 31, 2025 and 2024, respectively"	10	10
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at December 31, 2025 and 2024, respectively	20	20
Additional paid-in capital	3,676	3,676
Special surplus funds	565	373
Unassigned surplus	2,904	3,077
Total capital and surplus	7,184	7,165
Total liabilities and capital and surplus	$201,758	185,466

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
Years ended December 31, 2025, 2024, and 2023
(Dollars in millions)

	2025	2024	2023
Income:
Premiums and annuity considerations	$17,153	21,596	17,503
Consideration for supplementary contracts	108	116	130
Net investment income	5,412	5,057	4,822
Commissions and expense allowances on reinsurance ceded	719	716	736
Reserve adjustments related to reinsurance ceded	(2,235)	(2,343)	(2,271)
Fees from separate accounts	389	433	436
Other	215	213	248
Total income	21,761	25,788	21,604
Benefits and other expenses:
Policyholder benefits	1,999	1,986	1,860
Surrenders	15,117	15,134	10,584
Change in aggregate reserves and deposit funds	(1,780)	2,316	3,482
Commissions and other agent compensation	2,165	2,109	1,820
General and administrative expenses	969	978	862
Net transfers to separate accounts	2,167	2,060	834
Total benefits and other expenses	20,637	24,583	19,442
Income from operations before federal income taxes and net realized capital gain	1,124	1,205	2,162
Income tax expense	279	471	574
Net income from operations before net realized capital gain	845	734	1,588
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(362)	1,040	(797)
Net income	$483	1,774	791

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Capital and Surplus
Years ended December 31, 2025, 2024, and 2023
(Dollars in millions)

	2025	2024	2023
Capital and surplus at beginning of year	$7,165	7,034	6,515
Change due to correction of accounting error (Note 3)	—	—	34
Change due to statutory merger (Note 15)	4	—	—
Adjusted balance at beginning of year	7,169	7,034	6,549
Net income	483	1,774	791
Change in unrealized capital gain (loss)	251	(893)	522
Change in net deferred income tax	142	263	235
Change in asset valuation reserve	(31)	(51)	(176)
Dividends paid to parent	(650)	(650)	(500)
Change in unamortized gain on reinsurance transactions	(111)	(165)	(305)
Other changes in capital and surplus	(69)	(147)	(82)
Capital and surplus at end of year	$7,184	7,165	7,034

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
Years ended December 31, 2025, 2024, and 2023
(Dollars in millions)

	2025	2024	2023
Cash flow from operating activities:
Revenues:
Premiums and annuity considerations, net	17,371	19,271	15,681
Net investment income	5,300	5,000	4,663
Commissions and expense allowances on reinsurance ceded	413	397	431
Fees from separate accounts	389	433	436
Other	(25)	(12)	9
Cash provided by operating activities	23,448	25,089	21,220
Benefits and expenses paid:
Benefit and loss-related payments	14,863	17,158	11,632
Net transfers to separate accounts	759	3,158	1,408
Commissions, expenses paid, and aggregate write-ins for deductions	3,783	3,970	3,036
Income tax (received) paid, net	(48)	586	833
Cash used in operating activities	19,357	24,872	16,909
Net cash provided by operating activities	4,091	217	4,311
Cash flow from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	17,847	20,825	14,591
Stocks	145	124	144
Mortgage loans	6,448	1,612	781
Real estate	6	5	1
Other invested assets	315	118	157
Derivatives	68	—	—
Miscellaneous proceeds	27	719	264
Cash provided by investing activities	24,856	23,403	15,938
Cost of investments acquired:
Bonds	23,279	19,889	14,777
Stocks	204	167	219
Mortgage loans	934	1,261	1,223
Real estate	—	8	12
Other invested assets	807	616	956
Derivatives	—	105	410
Miscellaneous applications	179	—	785
Cash used in investing activities	25,403	22,046	18,382
Net increase in policy loans and premium notes	198	326	200
Net cash (used in) provided by investing activities	(745)	1,031	(2,644)
Cash flow from financing and miscellaneous activities:
Change in borrowed money	—	—	500
Payments on deposit-type contracts and other insurance liabilities, net of deposits	(997)	(1,077)	(1,135)
Dividends paid to parent	(650)	(650)	(500)
Other cash (used) provided	(1,053)	(562)	667
Net cash used in financing and miscellaneous activities	(2,700)	(2,289)	(468)
Net change in cash, cash equivalents, and short-term investments	646	(1,041)	1,199
Cash, cash equivalents, and short-term investments:
Beginning of year	2,390	3,431	2,232
End of year	3,036	2,390	3,431
See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
Years ended December 31, 2025, 2024, and 2023
(Dollars in millions)

	2025	2024	2023
Supplemental disclosure of cash flow information for non-cash transactions:
Initial funds withheld ceded premium – premiums and benefits (Operating)	4,166	—	—
Bond exchanges - proceeds and cost (Investing)	(1,125)	(351)	(491)

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1)    Organization and Nature of Operations
Allianz Life Insurance Company of North America (the Company) is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly-owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company’s ultimate parent. The Company has a wholly-owned life insurance company subsidiary, Allianz Life Insurance Company of New York (AZNY). The Company also wholly owns a captive reinsurer, Allianz Life Insurance Company of Missouri (AZMO).
The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States and several U.S. territories. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of fixed-indexed, variable-indexed, variable, and fixed annuities. The life business consists of both individual and group life. Life business includes products with guaranteed premiums and benefits and consists principally of fixed-indexed universal life (FIUL) policies and closed blocks of universal life policies, term insurance policies, and limited payment contracts. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP), without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations on a straight-line basis over the expected term of the related contracts.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
(3)    Certain reinsurance transactions, primarily used for annuity business, are recognized as reinsurance for statutory purposes only.
(4)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    The Company reinsures a portion of its in-force block of business through several reinsurance agreements. Under NAIC SAP, the after-tax gains associated with these indemnity reinsurance transactions are recorded in Unassigned surplus and recognized through income as future earnings of the books of business emerge. Under U.S. GAAP, the pretax gains associated with such transactions that qualify as reinsurance, are deferred as liabilities and are amortized into operations over the revenue-producing period of the policies.
(6)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(7)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are generally recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(8)    Investments in subsidiaries are carried at net equity values as prescribed by the NAIC. Changes in equity values are reflected in Unassigned surplus within the Statutory Statements of Capital and Surplus as credits or charges to Unassigned surplus. Under U.S. GAAP, wholly owned subsidiary results are consolidated.
(9)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses, net of tax, resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(10)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, investments in unaudited subsidiary, controlled, and affiliated (SCA) entities, electronic data processing (EDP) software, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, and portions of DTAs. There is no such concept under U.S. GAAP.
(11)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
(12)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.
(13)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(14)    Derivatives are reported at fair value in accordance with SSAP No. 86, Derivatives (SSAP No. 86) and SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees (SSAP No. 108). See additional information in section (k) of this note and note 5. Changes in the fair value of derivatives, except those

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

reported under SSAP No. 108, are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. For derivatives reported under SSAP No. 108, changes in fair value are recognized as net deferred assets or liabilities within Other assets or Other liabilities, respectively, in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the hedged item. The deferred asset or liability is amortized over the timeframe required under SSAP No. 108. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income and the hedged derivatives are carried at fair value. In addition, the effective and ineffective portions of a hedge are accounted for separately.
(15)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(16)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(17)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(18)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(19)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
(20)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(21)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(22)    For certain annuity products with a market value adjustment feature sold to Minnesota residents (MN MVA) and variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.
(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2025, 2024, and 2023.
The Company’s subsidiary, AZMO, has adopted an accounting practice that is prescribed by the Missouri Department of Commerce and Insurance (the Missouri Department). The effect of the accounting practice allows a letter of credit to be carried as an admitted asset. The balance of the letter of credit asset at

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

December 31, 2025 and 2024 was $78 and $86, respectively. Under NAIC SAP, this letter of credit would not be allowed as an admitted asset.
This prescribed practice does not impact the net income of AZMO and results in increases to surplus of $78 and $86 as of December 31, 2025 and 2024, respectively. The Company’s carrying value of its investment in AZMO per the statutory surplus was $$403 and $395, and the carrying value of its investment in AZMO would have been $325 and $309 if AZMO had completed Statutory Financial Statements in accordance with the NAIC SAP as of December 31, 2025 and 2024, respectively. AZMO maintains an adequate amount of surplus such that if it had not adopted the prescribed practice, surplus would still exceed the risk-based capital requirements.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2025 and 2024, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year and change in fund basis for the calculation method, on a curtate basis, using the maximum allowable interest rate. Deferred fixed-interest and fixed-indexed annuities typically have a two-tier structure to encourage annuitization, or a single-tier structure, which may include a market value adjustment. Either two-tier or single-tier annuities may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using VM-21, Requirements for Principle-Based Reserves for Variable Annuities (VM-21). Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Reserves for immediate annuities are calculated using current prescribed mortality tables.
Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM) or VM-20, Requirements for Principle-Based Reserves for Life Products, depending on the policy's issue date. Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
Statutory capital volatility arises on the FIUL products due to the timing mismatch between when changes in the Company's derivative instruments and the hedged statutory reserve are recognized in income. To reduce the Company's capital sensitivity, the Company records a voluntary reserve, which accounts for policyholder index credits that are not included in minimum reserves minus expected investment income before credits are paid (floored at zero). The voluntary reserve balance was $407 and $296 as of December 31, 2025 and 2024, respectively.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis resulted in $0 of additional reserves at December 31, 2025 and 2024.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the Accident & Health products, the asset adequacy analysis was performed through a gross premium valuation. At December 31, 2025 and 2024, the results of these tests and analysis supported the establishment of additional reserves of $650 and $545, respectively. The anticipated investment income was utilized in the calculation of this liability.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Beginning in 2025, amounts borrowed from the Federal Home Loan Bank (FHLB) are included within Deposit-type contracts with the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. See Notes 2 (m) and 3 for further information.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Included in Unassigned surplus is the gain recognized when the Company enters into a reinsurance agreement on existing business. The gain is deferred and amortized into operations on a basis consistent with how the future earnings emerge on the underlying business.
Reserve adjustments related to reinsurance ceded in the Statutory Statements of Operations include reserve changes received from reinsurers on modified coinsurance (modco) and funds withheld (FWH) treaties. Under a modco or FWH agreement, the ceded reserves and a portfolio of assets remain on the Company's Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Ceded reserves for modco are presented within Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Capital and Surplus, while ceded reserves for FWH are presented within Funds held under reinsurance treaties. Assets supporting these treaties are considered restricted as they are not under the full control of the Company.
(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds and Stocks
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Asset-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for asset-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except for collateralized debt obligations (CDOs) and impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For CDOs and impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43 – Asset Backed and Structured Securities (SSAP No. 43).
Common stocks, other than investments in subsidiaries and FHLB stock, are carried at fair value. FHLB stock is carried at cost, which approximates fair value.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds and common stocks is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
The Company reviews its combined investment portfolio, including subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For asset-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
The Company evaluates whether equity securities are other-than-temporarily impaired through a review process which includes, but is not limited to, market analysis, analyzing current events, assessing recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
The Company holds certain cash equivalents which receive bond treatment based on their underlying securities. These are classified as Other assets receiving bond treatment in Note 5.
Investment in Subsidiaries
Common stock of the Company’s insurance subsidiaries is carried at SAP capital and surplus, and investments in non-insurance subsidiaries are carried at U.S. GAAP equity value adjusted for certain items that are considered to be non-admitted. Unaudited subsidiaries are fully non-admitted.
Mortgage Loans on Real Estate
Mortgage loans on real estate, including commercial mortgage loans (CMLs) and residential mortgage loans (RMLs), are carried at the outstanding principal balance, adjusted for any impairment. The fair value of CMLs is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of RMLs is calculated by discounting estimated cash flows, with discount rates based on current market conditions. The Company evaluates loans quarterly to assess whether there is an impairment based on the likelihood of receiving all contractual cash flows. The Company accounts for interest income on impaired loans on a cash basis. Interest accrual is discontinued for impaired loans and interest income is only recognized when received. Payments received on impaired loans are applied to accrued interest, and payments received in excess of accrued interest are applied to principal.
Real Estate
Real estate primarily represents the Company’s home office property, and is carried at depreciated cost less encumbrances in accordance with SSAP No. 40 – Real Estate Investments. Real estate income, including income received from home office property, is included in Net investment income on the Statutory Statements of Operations. Real estate, exclusive of land, is depreciated on a straight-line basis over estimated useful lives ranging from 3 to 40 years. At December 31, 2025 and 2024, accumulated depreciation was $97 and $92, respectively. Furthermore, as of December 31, 2025 and 2024, real estate was presented net of encumbrances of $0 and $0, respectively, as discussed in Note 7.
The Company had real estate classified as held for sale that was transferred from RMLs of $34 and $7 as of December 31, 2025 and 2024, respectively. Allianz Life sold real estate classified as held for sale with a book value of $8, $5 and $1 during the years ended December 31, 2025, 2024 and 2023, respectively, and recognized a (loss) gain of $(1), $1, and $0 during the years ended December 31, 2025, 2024 and 2023, respectively.
Cash, Cash Equivalents and Short-term Investments
Cash and cash equivalents may include cash on hand, demand deposits, money market funds, reverse repurchase agreements (repo), and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In the normal course of business, the Company enters into bilateral and tri-party repos, whereby the Company purchases securities and simultaneously agrees to resell the same securities at a stated price on a specified date in the future, for the purpose of earning a specified rate of return. An affiliate of the Company serves as the agent in the bilateral agreements and an unaffiliated bank serves as the custodian in the tri-party agreements. The bilateral agreements require purchases of specifically identified securities. If at any time the fair value of those purchased securities falls below the purchase price, additional collateral in the form of cash or additional securities is required to be transferred to ensure margin maintenance. The tri-party agreements allow for the purchase of certain bonds and structured securities, and require a minimum of 102% of fair value of the securities purchased to be maintained as collateral.
The Company’s repos are accounted for as collateralized lending in accordance with SSAP No. 103 – Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP No. 103), whereby the amounts paid for the securities are reported as cash equivalents within Cash and cash equivalents on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The difference between the amount paid and the amount at which the securities will be resold is reported as interest income within Net investment income on the Statutory Statements of Operations.
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Other Invested Assets
The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions. The Company receives collateral from these arrangements including cash and cash equivalents, which can be reinvested based on the Company's discretion, and noncash collateral, which may not be sold or re-pledged unless the counterparty is in default. The Company accounts for its securities lending transactions as secured borrowings, in which the cash collateral received and the related obligation to return the cash collateral are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Noncash collateral received is not reflected on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Securities on loan remain on the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and interest and dividend income earned by the Company on loaned securities is recognized in Net investment income on the Statutory Statements of Operations.
Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral. The Company's sources of cash used to return cash collateral is dependent upon the liquidity of current market conditions. The Company has policies in place to manage reinvested collateral at appropriate levels of liquidity.
The Company invests in low income housing tax credit (LIHTC) investments for tax benefits. In accordance with SSAP No. 93 – Investments in Tax Credit Structures, the LIHTC investments are carried at cost and adjusted for amortization based on the proportion of total tax credits and other tax benefits expected to be received over the life of the investments. The Company records an asset for the full unfunded investment amount upon entering into a LIHTC agreement; amortization decreases the asset balance over time. A corresponding liability is recorded for the unfunded commitment balance beginning when the LIHTC investment is initially funded, which decreases as the Company provides capital to fund. The asset and liability are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The tax benefit is recognized within Income tax expense within the Statutory Statements of Operations. The amortization of the investment is recorded as Net

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

investment income and any impairments are included in Net realized capital gain (loss) within the Statutory Statements of Operations.
The Company invests in limited partnerships (LPs) which are recorded using the equity method in line with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies. The assets are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company recognizes income in Net investment income on the Statutory Statements of Operations for distributions deemed to be income distributions by the LP if the accumulated earnings balance is positive, and if it is zero, it reduces the book value. For distributions deemed to be a return of capital by the LP, the book value is reduced regardless of whether the undistributed accumulated earnings balance is positive.
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Hedge Accounting
The Company elects hedge accounting under SSAP No. 86 and SSAP No. 108 for certain qualifying derivative instruments. To qualify for hedge accounting, at inception, the Company formally documents the risk management objective and strategy for undertaking the hedging transaction. The documentation links a specific derivative to a specific asset or liability on the Statutory Statements of Assets, Liabilities, and Capital and Surplus, identifies how the derivative is expected to offset the exposure to changes in the hedged item's fair value or variability in cash flows attributable to the designated hedge risk, and the effectiveness testing methods to be used. Hedge effectiveness is formally assessed at inception and on a quarterly basis throughout the life of the designated hedging relationships.
Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness may be measured using either the dollar offset method or regression analysis. The dollar offset method compares changes in fair value or cash flows of the hedging instrument with changes in the fair value or cash flows of the hedged item attributable to the hedged risk. Regression analysis is a statistical technique used to measure the relationships between the fair values or cash flows of a derivative and a hedged item and how each reacts to changes in the designated hedge risk (i.e., interest rates, foreign currency rates).
A derivative instrument is either classified as an effective hedge or an ineffective hedge. Entities must account for the derivative at fair value if deemed to be ineffective or becomes ineffective. For those derivatives qualifying as effective for hedge accounting under SSAP No. 86, the change in the carrying value or cash flow of the derivative shall be recorded consistently with the way that changes in the carrying value or cash flows of the hedged item are recorded. For those derivatives qualifying as effective for hedge accounting under SSAP No. 108, the derivative is carried at fair value.
Foreign Currency Swaps
The Company utilizes foreign currency swaps to hedge cash flows and applies hedge accounting. Specifically, the Company uses foreign currency swaps to hedge foreign currency and interest rate fluctuations on certain underlying foreign currency denominated fixed-maturity securities. The foreign currency swaps are reported at amortized cost from the date hedge accounting is designated and deemed to be effective, which is consistent with the accounting for the bonds that are the subject of the hedge accounting transactions.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Interest Rate Swaps on Variable Annuity Insurance Liabilities
The Company utilizes interest rate swaps (IRS) to hedge the interest rate risk on certain variable annuity guarantee benefits. These are accounted for as a cash flow hedge under SSAP No. 86 and a fair value hedge under SSAP No. 108.

Prior to January 1, 2020, the Company had IRS that hedge the interest rate risk on certain variable annuity guarantee benefits held at amortized cost in accordance with SSAP No. 86. The initial book value of the IRS represented the book value created from inception until the designation of hedge accounting. These IRS were held at amortized cost and changes were recognized to the extent they offset changes in the AG43 reserve for the hedged item due to interest rate movement. The initial book value and subsequent changes due to the hedged item or realized gains or losses recorded under hedge accounting (hedge adjustment) are amortized over the duration of the hedge program, approximated by AG43 standard scenario revenues.

Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship described above under SSAP No. 108. The remaining balance of the SSAP No. 86 hedge adjustment is recorded within Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and will be amortized over the life of the former hedge program.
The table below represents the hedge adjustment balance under SSAP No. 86:

	2025	2024
Hedge adjustment balance - beginning of year	$308	352
Amortization	(39)	(44)
Hedge adjustment balance - end of year	$269	308
Effective January 1, 2020, the Company designated the hedging relationship described above under SSAP No. 108. The hedged item consists of a portion of the Company's variable annuity block of business minimum benefit guarantees that are sensitive to interest rate movement. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged. The related hedging instrument is a portfolio of interest rate swap derivatives which follows a dynamic hedging strategy. Changes in interest rates impact the present value of the future product cash flows.

The Company recognizes a net deferred asset or liability within Other assets or Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for fluctuations in fair value that do not offset the changes in the hedged liability. Beginning July 1, 2021, the Company elected to amortize the deferred balance that existed as of June 30, 2021 over five years, in accordance with SSAP No. 108, paragraph 14.c. Changes in the deferred balance after July 1, 2021 will be amortized over the timeframe required under SSAP No. 108, paragraph 14, which is the Macaulay duration of guarantee benefit cash flows, capped at 10 years.

The hedge strategy is compliant with VM-21 Clearly Defined Hedge Strategy (CDHS) requirements and meets all the criteria to be defined as an effective hedge relationship as required by SSAP No. 108. The Company entered into this hedging relationship effective January 1, 2020 and no changes in hedging strategy have occurred since inception. Hedge effectiveness is measured in accordance with SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2025.

In accordance with SSAP No. 108, an amount equal to the net deferred asset and deferred liability is allocated from Unassigned funds to Special surplus funds on the Statutory Statements of Admitted Assets,

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Liabilities, and Capital and Surplus. The following table shows the deferred activity for the years ended December 31, 2025 and 2024.

	2025	2024
Net deferred liability (asset) - beginning of year	$(373)	$13
Amortization	(203)	(210)
Additional amounts deferred	11	(176)
Net deferred liability (asset) - end of year	$(565)	$(373)
The net deferred balance will amortize over the next 10 years, as shown below:

Amortization year	Deferred assets	Deferred liabilities
2026	$(252)	$300
2027	(158)	55
2028	(158)	54
2029	(158)	55
2030	(158)	54
2031	(158)	55
2032	(112)	45
2033	(56)	38
2034	(24)	15
2035	(3)	1
Total	$(1,237)	$672
The company did not have other changes related to open derivatives removed from SSAP No. 86 and captured in scope of SSAP No. 108 for the years ended December 31, 2025 and 2024. During the years ended December 31, 2025 and 2024, the fair value changes available for application under SSAP No. 108 was $70 and $(180), respectively.
The Company did not have any hedging strategies identified as no longer highly effective and did not terminate any hedging strategies during the years ended December 31, 2025 and 2024.
Nonqualifying hedging
        Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts and ETO contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETO contacts is based on quoted market prices. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and To Be Announced Securities
The Company utilizes IRS, credit default swaps (CDS), total return swaps (TRS), and To Be Announced (TBA) securities to economically hedge market risks embedded in certain life and annuity products. The IRS, CDS, TRS and TBA securities are reported at fair value in Derivative assets or Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS, CDS, and TBA securities are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.
(l)    Corporate-Owned Life Insurance
Corporate-owned life insurance (COLI) is recognized initially as the amount of premiums paid. Subsequent measurement of the contract is based upon the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value (CSV), in accordance with SSAP No. 21 – Other Admitted Assets (SSAP No. 21). Changes in CSV resulting from subsequent measurement of the contract are recognized as a component of Other income on the Statutory Statements of Operations. The Company’s COLI policies are reported in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Borrowed Money
The Company is a member of the FHLB of Des Moines, primarily for the purpose of participating in the FHLB’s mortgage collateralized loan advance program with short-term and long-term funding agreements. Members are required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. It is part of the Company’s strategy to utilize funds borrowed from the FHLB in an investment spread capacity. The Company’s current funding agreements are not subject to prepayment obligations.
Prior to 2025, funds obtained from the FHLB and accrued interest were included within Borrowed money within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with SSAP No. 15 – Debt and Holding Company Obligations, as borrowed money. Beginning in 2025, these

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

liabilities were reclassified to Deposit-type contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and are accounted for in accordance with SSAP No. 22 - Deposit-type contracts, as funding agreements. See Note 2(g) and 3 for more information. The collateral pledged to FHLB is reported as admitted assets within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with admissibility testing under SSAP No. 30 – Unaffiliated Common Stock.
(n)    Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries, generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the NAIC. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
SSAP No. 101, Income Taxes, provides that gross DTAs must be reduced by a statutory valuation allowance adjustment if, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross DTAs will not be realized. The statutory valuation adjustment, determined in a manner consistent with ASC 740, shall reduce the gross DTAs to the amount that is more likely than not to be realized.
(o)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, mortgage loans, other invested assets, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage Variable Annuity (VIA), as listed above, are carried at amortized cost in accordance with the product filing requirements in the state of Minnesota.
Amounts due from separate accounts primarily represent the difference between the assets held to back the VIA portfolio and the VIA liabilities. Amounts due also include differences between surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Transfers to (from) separate accounts within the Statutory Statements of Operations primarily includes transfers for new premium and annuity considerations, benefit payments, surrender charge wear-off, realized and unrealized investment gains/losses, investment income, and other contractholder behavior.
(p)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(q)    Reclassifications
Prior year balances have not been reclassified to conform to the current year presentation.
(3)    Accounting Changes and Corrections of Errors
Accounting Changes
During 2025, the Company changed its method of applying accounting principles related to the classification of arrangements issued by the FHLB in exchange for cash advances. Funds obtained from the FHLB were previously accounted for in accordance with SSAP No. 15 - Debt and Holding Company Obligations, as borrowed money. In 2025, the Company determined that the arrangements can be accounted for in accordance with SSAP No. 52 - Deposit-Type Contracts, as funding agreements, to reflect the Company’s current intention to use funds from outstanding and future FHLB arrangements in an investment spread capacity. This change in the Company's intention resulted in a reclassification from Borrowed money to Deposit-type contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus of $2,510 as of December 31, 2025. In addition, $120 of related FHLB interest expense for the year ended December 31, 2025 was reclassified from Net Investment Income to Change in aggregate reserves and deposit-type contracts on the Statutory Statements of Operations. There was no prior period impact recorded as surplus was correct as of December 31, 2024.
Recently Issued Accounting Standards – Adopted in 2025
In March 2024, the NAIC adopted revisions to SSAP No. 93 - Low Income Housing Tax Credit Property Investments and SSAP No. 94 - Transferable and Non-Transferable State Tax Credits through Ref #2022-14. In August 2024, the NAIC adopted additional revisions clarifying Ref #2022-14 through Ref #2024-18. The revisions expand the application of the Proportional Amortization Method beyond just LIHTC investments to all tax credit structures, including New Market Tax Credit investments. The revisions are effective January 1, 2025. The Company has adopted these revisions, resulting in additional disclosures in Note 5(n) and the application of the "prospective utilization assessment" for investments within the scope of SSAP No. 93. There was no impact on net income or surplus during the year ended December 31, 2025, as a result of adopting the revisions.
In August 2023 and throughout 2024, the NAIC adopted revisions to SSAP No. 2R, SSAP No. 21R, SSAP No. 26R, SSAP No. 43R, and updated references for various SSAPs as well as standalone adoptions relating to and effective at the same time as Ref #2019-21, including Ref #2023-17, Ref #2024-08, Ref #2024-09, Ref #2024-01, Ref #2024-26, Ref #2023-16, Ref #2024-28, and INT 24-01. The revised SSAPs as well as the updated references were adopted as part of SAPWG's Principles-Based Bond Definition (PBBD) project. This adoption fundamentally redefines a bond under Statutory accounting as either an Issuer Credit Obligation or an Asset-Backed Security. Debt securities that do not meet the definition of a bond under the PBBD are now within scope of and accounted for in accordance with SSAP No. 21. The revised standards were effective January 1, 2025. The Company adopted these revisions as of January 1, 2025 resulting in the reclassification of its existing balance sheet. As a result of implementation, assets of $61 were reclassified from Bonds to Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In accordance with the transition guidance associated with this project, there was no impact

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

on net income or surplus upon implementation. However, as a result of adopting the revisions to SSAP No. 21 and the Company electing to utilize the practical expedient for its portfolio of residual tranches, the Company realized a one-time net gain of $81 that was previously unrealized. In addition, the Company has modified disclosures in Note 5 to reflect more granular reporting classifications.
In March 2025, the NAIC adopted revisions to SSAP No. 1 - Accounting Policies, Risks & Uncertainties, and Other Disclosures, related to the Restricted Asset Disclosure Clarification. The revisions specify how modco and FWH assets should be captured as restricted assets. The revisions are effective December 31, 2025. The Company has adopted these revisions, resulting in additional disclosures captured within Note 5(m). There was no impact on net income or surplus during the year ended December 31, 2025, as a result of adopting the revisions.
In August 2025, the NAIC adopted revisions to INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. The revisions extend the automatic nullification date of the INT to January 1, 2027, add additional guidance relating to the calculation of a reporting entity's maximum admitted net negative (disallowed) IMR balance, require that entities capture any amount of net negative (disallowed) IMR within the PBR calculation or Asset Adequacy Testing and/or Cash Flow Testing pursuant to the NAIC Valuation Manual, and enhance existing data capture disclosure information relating to derivative gains and losses that flow through IMR. The revisions are effective as of August 11, 2025, and will now be automatically nullified on January 1, 2027. The Company has adopted these revisions into its existing IMR monitoring and reporting processes. There was no impact on net income or surplus during the year ended December 31, 2025, as a result of adopting the revisions to this INT.
Recently Issued Accounting Standards – Adopted in 2024
In December 2023, the NAIC adopted revisions to the Annual Statement Instructions through Ref #2023-15: IMR/AVR Specific Allocations. The revisions clarify the treatment of realized gains or losses in the context of allocating those gains and losses to either AVR or IMR. While the amendment reflects a SAP clarification, the amendment addresses a new concept in basing the allocation of realized gains or losses on an "Acute Credit Event." The amendment was effective beginning January 1, 2024, and the Company adopted these revisions as of that date. There was no impact on net income or surplus during the year ended December 31, 2024, as a result of adopting the revisions.
In August 2024, the NAIC adopted revisions to SSAP No. 15 and SSAP No. 86, Debt and Holding Company Obligations and Derivatives, respectively, through Ref #2023-26. The revisions enhance existing disclosures related to unfunded commitments available to a reporting entity, as well as additional granularity related to a reporting entity's accounting policy for derivative cash flows. The revisions are effective August 13, 2024. The Company has adopted these revisions, resulting in additional disclosures detailing outstanding commitments and the accounting policy for derivative cash flows. Both of these disclosures can be found in Note 5. There was no impact on net income or surplus during the year ended December 31, 2024, as a result of adopting the revisions.
Recently Issued Accounting Standards – Adopted in 2023
In March 2020, the NAIC adopted NS 2020-12, Reference Rate Reform, which provides optional guidance for a limited period of time to ease the potential burden on accounting for reference rate reform. The expedients outlined in the amendment are for modifications solely related to reference rate reform and optionally suspend assessments for re-measuring a contract. The Company adopted these amendments effective March 12, 2020. In August 2023, the NAIC adopted NS 2023-05, whereby the sunset date for relief afforded by NS 2020-12, was deferred until December 31, 2024. The Company has evaluated the impact of the new guidance and has identified financial assets which have terms related to reference rates that are expected to be discontinued. As of December 31, 2023, the Company has utilized the optional expedient to account for all modifications to financial assets occurring as a result of reference rate reform as a continuation of the existing financial asset. There was no impact on net income or surplus during the year ended December 31, 2023, as a result of adopting the revisions.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In August 2023, the NAIC adopted INT 23-01 Negative IMR. The temporary relief, which is optional for all companies required to maintain an AVR and IMR, allows for those entities to admit a limited amount of a net negative IMR balance as an admitted asset on a reporting entity's balance sheet. The revisions were effective as of August 13, 2023, and will be automatically nullified on January 1, 2026. Although the Company currently has a net positive IMR balance, the Company has adopted this item for the purposes of December 31, 2023 reporting. There was no impact on net income or surplus during the year ended December 31, 2023, as a result of adopting the INT.
Recently Issued Accounting Standards – To Be Adopted
In February 2025, the NAIC adopted revisions to SSAP No. 56 - Book Value Separate Accounts. The revisions clarify measurement method guidance as well as prescribe guidance for how transfers to/from the general account and separate account should be recognized. The amendments are effective January 1, 2026. The company is currently working to assess the full impacts of this adoption.
In December 2025, the NAIC adopted revisions to SSAP No. 2, SSAP No. 21, SSAP No. 26, SSAP No. 43, and the Annual Statement Instructions relating to Debt Security & Residual Interest Disclosures. The revisions improve utilization of existing disclosures, clarify guidance, and incorporate consistent locations and frequency for debt security disclosures while also adding additional disclosures related to residuals. The amendments are effective December 31, 2026. The Company is still assessing the impacts associated with this adoption.
In December 2025, the NAIC adopted revisions to SSAP No. 2, SSAP No. 21, SSAP No. 26, SSAP No. 30, SSAP No. 32, SSAP No. 43, and the Annual Statement Instructions relating to Private Placement Securities. The revisions incorporate a new electronic reporting column to identify private placement securities in the investment schedules and incorporate an aggregate disclosure that details key investment information by type of security (public and private placement type). The amendments are effective December 31, 2026. The Company is still assessing the impacts associated with this adoption.
In December 2025, the NAIC adopted revisions to SSAP No. 2, SSAP No. 37, SSAP No. 40, and the Annual Statement Instructions relating to Residential Mortgage Loans Held in Statutory Trusts. The revisions allow for residential mortgage loans held in qualifying trusts to be reported on Schedule B - Mortgage Loans and establish guidance for the reporting of cash, cash equivalents, and real estate held within a qualifying trust as well. The amendments are effective January 1, 2027. The Company is still assessing the impacts associated with this adoption.
In December 2025, the NAIC adopted revisions to the Annual Statement Instructions, Investment Subsidiaries Classification. The revisions communicate support to the Blanks (E) Working Group for the adoption of agenda item 2025-20BWG, which updates the classifications of investment subsidiaries. The amendments are effective December 31, 2026. The Company is still assessing the impacts associated with this adoption.
In December 2025, the NAIC adopted revisions to SSAP No. 61 and Paragraph A-791 relating to Risk Transfer Analysis on Combination Reinsurance Contracts. The revisions clarify risk transfer requirements on combination reinsurance contracts with interdependent contract features, noting they must be evaluated together and cannot be evaluated separately. The amendments are effective immediately for new and newly revised contracts, and permit the continuation of interpretation for existing contracts until December 31, 2026. The Company is still assessing the impacts associated with this adoption on existing contracts, and has no new or revised agreements within the scope of this adoption.
Corrections of Errors
The Company records corrections of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During the year ended December 31, 2025 and 2024 there were no corrections of errors recorded on the Statutory Statements of Capital and Surplus.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

During 2023, an error was identified related to the Company’s calculation of reserves for certain long-term care (LTC) products. Joint policies were incorrectly labeled within the LTC experience studies used by management to set morbidity-related assumptions for unlocking. Had the correct experience studies been used when setting assumptions, management determined they would have set their best estimate morbidity-related assumptions differently for 2022. This error resulted in a $43 pre-tax decrease of Accident and health policies on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and a $34 increase in after-tax surplus within the Statutory Statements of Capital and Surplus for periods ended prior to January 1, 2023.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, borrowers of mortgages on commercial or residential real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the CDS of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of Minnesota insurance regulations.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges. The Company monitors the economic and accounting impacts of interest rate sensitivities on assets and liabilities regularly.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is generally linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products guarantee minimum payments regardless of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
The Company monitors the impacts of equity sensitivities on assets and liabilities regularly.
Basis risk is the risk that variable annuity hedge asset values change unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) a loss data capture policy to create transparency and gather information about losses that meet a designated threshold, requiring business owners to identify and resolve the root cause of operational loss events; and (3) a bottom-up risk assessment process for operational risk to proactively manage operational risk throughout the organization.
(g)    Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation may materially impact the Company's business model, sales levels, company financials and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.
(h)    Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed at least annually. Rating agency risk is also addressed in the Top Risk Assessment process and on an ad hoc basis as necessary.
(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience differs from assumptions used by the Company to reserve and price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments, bonus recaptures, and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly. The Company manages lapse risk by reviewing assumptions at least annually.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to post collateral to cover the exposure and to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. For counterparties that are not initially required to post collateral, if the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    Investments
(a)    Bonds, Other Assets Receiving Bond Treatment, and Stocks
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments, excluding investments in affiliates, are shown below:

	2025
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
Issuer Credit Obligations:
U.S. Government Obligations (Exempt from RBC)	$5,927	16	481	5,462
Other U.S. Government Obligations (Not Exempt from RBC)	51	2	—	53
Non-U.S. Sovereign Jurisdiction Securities	6,062	104	431	5,735
Municipal Bonds - General Obligations (Direct and Guaranteed)	341	3	37	307
Municipal Bonds - Special Revenue	4,046	34	420	3,660
Project Finance Bonds Issued by Operating Entities	9,880	160	464	9,576
Corporate securities	44,491	499	4,433	40,557
Single Entity Backed Obligations	1,350	13	55	1,308
SVO-Identified Bond Exchange Traded Funds - Systematic Valuation	1,616	4	157	1,463
Bonds Issued by Funds Representing Operating Entities	443	19	—	462
Bank Loans - Acquired	60	—	—	60
Other Issuer Credit Obligations	63	—	1	62
Total Issuer Credit Obligations:	74,330	854	6,479	68,705
Asset-Backed Securities:
Agency Residential Mortgage-Backed Securities – Fully Guaranteed (Exempt from RBC)	22	—	3	19
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt from RBC)	971	—	99	872
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt from RBC)	146	—	21	125
Non-Agency Residential Mortgage-Backed Securities	139	6	8	137
Non-Agency Commercial Mortgage-Backed Securities	1,401	6	40	1,367
Non-Agency – CLOs/CBOs/CDO	5,356	13	11	5,358
Other Financial Asset-Backed Securities – Self Liquidating	3,317	26	43	3,300
Financial Asset-Backed Securities – Not Self-Liquidating	5,822	47	39	5,830
Other Financial Asset-Backed – Not Self-Liquidating	38	—	—	38
Non-Financial Asset-Backed Securities (Full Analysis)	946	8	19	935
Other Non-Financial Asset-Backed Securities (Full Analysis)	1,542	32	26	1,548
Total Asset-Backed Securities:	19,700	138	309	19,529
Total bonds	94,030	992	6,788	88,234
Common stocks	303	37	2	338
Preferred stocks	14	—	—	14
Total	$94,347	1,029	6,790	88,586

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2024
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$5,067	1	614	4,454
Agencies not backed by the full faith and credit of the U.S. government	1	—	—	1
States and political subdivisions	4,877	28	575	4,330
Foreign governments	3,892	5	498	3,399
Corporate securities	70,552	471	6,724	64,299
Mortgage-backed securities	3,086	29	281	2,834
Collateralized debt obligations	12	6	—	18
Total bonds	87,487	540	8,692	79,335
Common stocks	310	25	6	329
Preferred stocks	1	—	—	1
Total	$87,798	565	8,698	79,665

At December 31, 2025, amortized cost differed from the carrying value of bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus due to NAIC-6 rates bonds where the market value was lower than amortized cost. The total unrealized losses recorded by the Company for these bonds was $8 and $1 as of December 31, 2025 and 2024, respectively.
The Company had NAIC-6 rated bonds with a statement value of $39 and $28 as of December 31, 2025 and 2024, respectively. There was no interest due on bonds in default, which was excluded from investment income due and accrued as of December 31, 2025 and 2024.
The Company had no hybrid securities at December 31, 2025 or 2024.
As of December 31, 2025 and 2024, investments with a statement value of $6 and $6, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2025, by contractual maturity, are shown below:

	Carrying value	Fair value
Due in 1 year or less	$1,836	$1,833
Due after 1 year through 5 years	8,970	8,841
Due after 5 years through 10 years	15,323	15,022
Due after 10 years through 20 years	31,273	29,668
Due after 20 years	32,426	28,990
No maturity date	1,616	1,463
Mortgage-backed and other structured securities	2,577	2,414
Total bonds and other assets receiving bond treatment	$94,021	$88,231
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2025	2024	2023
Proceeds from sales	$17,847	20,825	14,591
Gross gains	248	135	111
Gross losses	383	988	487
Proceeds from sales of common stocks for the years ended December 31 are shown below:

	2025	2024	2023
Proceeds from sales	$129	124	144
Gross gains	9	20	5
Gross losses	3	1	2
Proceeds from sales of preferred stocks for the years ended December 31 are shown below:

	2025	2024	2023
Proceeds from sales	$16	—	—
Gross gains	—	—	—
Gross losses	—	—	—
For the years ended December 31, 2025 and 2024, there were 288 and 145 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $12 and $15 for 2025 and 2024, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.
(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, the Company performs a quarterly review of its entire combined investment portfolio, including investments held by subsidiaries, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2025
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
Issuer Credit Obligations:
U.S. Government Obligations (Exempt from RBC)	$563	9	3,737	472	4,300	481
Other U.S. Government Obligations (Not Exempt from RBC)	—	—	1	—	1	—
Non-U.S. Sovereign Jurisdiction Securities	637	12	2,616	419	3,253	431
Municipal Bonds - General Obligations (Direct and Guaranteed)	—	—	250	37	250	37
Municipal Bonds - Special Revenue	154	5	2,830	415	2,984	420
Project Finance Bonds Issued by Operating Entities	580	17	4,457	447	5,037	464
Corporate securities	4,167	138	23,945	4,295	28,112	4,433
Single Entity Backed Obligations	351	9	624	46	975	55
SVO-Identified Bond Exchange Traded Funds - Systematic Valuation	250	7	1,184	150	1,434	157
Bonds Issued by Funds Representing Operating Entities	24	—	—	—	24	—
Other Issuer Credit Obligations	25	—	13	1	38	1
Total Issuer Credit Obligations:	6,751	197	39,657	6,282	46,408	6,479
Asset-Backed Securities:
Agency Residential Mortgage-Backed Securities – Fully Guaranteed (Exempt from RBC)	—	—	19	3	19	3
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt from RBC)	238	1	593	98	831	99
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt from RBC)	—	—	125	21	125	21
Non-Agency Residential Mortgage-Backed Securities	32	1	43	7	75	8
Non-Agency Commercial Mortgage-Backed Securities	25	—	1,042	40	1,067	40
Non-Agency – CLOs/CBOs/CDO	526	2	313	9	839	11
Other Financial Asset-Backed Securities – Self Liquidating	620	9	498	34	1,118	43
Financial Asset-Backed Securities – Not Self-Liquidating	337	11	1,098	28	1,435	39
Other Financial Asset-Backed – Not Self-Liquidating	4	—	—	—	4	—
Non-Financial Asset-Backed Securities (Full Analysis)	111	2	241	17	352	19
Other Non-Financial Asset-Backed Securities (Full Analysis)	62	1	409	25	471	26
Total Asset-Backed Securities:	$1,955	$27	$4,381	$282	$6,336	$309
Total bonds	8,706	224	44,038	6,564	52,744	6,788
Common stock	18	1	7	1	25	2
Preferred stock	$1	—	—	—	1	—
Total temporarily impaired securities	$8,725	225	44,045	6,565	52,770	6,790

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2024
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$993	56	3,344	557	4,337	613
Agencies not backed by the full faith and credit of the U.S. government	—	—	1	—	1	—
Foreign government	1,983	132	1,213	366	3,196	498
States and political subdivisions	599	28	3,093	547	3,692	575
Corporate securities	14,765	588	30,538	6,136	45,303	6,724
Mortgage-backed securities	156	4	2,330	278	2,486	282
Total bonds	18,496	808	40,519	7,884	59,015	8,692
Common stock	18	1	21	5	39	6
Preferred stock	1	—	—	—	1	—
Total temporarily impaired securities	$18,515	809	40,540	7,889	59,055	8,698
As of December 31, 2025 and 2024, the number of investment holdings that were in an unrealized loss position was 4,110, 21 and 1 for bonds, common stocks, and preferred stocks, respectively, and 4,816, 24 and 1 for bonds, common stocks, and preferred stocks, respectively.
As of December 31, 2025 and 2024, of the total amount of unrealized losses, $6,686, or 98.2%, and $8,485, or 97.6%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.
(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2025	2024	2023
Bonds	$(153)	(853)	(449)
Stocks	7	19	3
Mortgage Loans	(47)	(141)	(46)
Real estate	(1)	1	—
Derivatives	(369)	1,420	(819)
Other	(15)	(170)	63
Total realized capital gains (losses)	(578)	275	(1,248)
Income tax benefit on net realized gains (losses)	108	103	102
Total realized capital gains (losses), net of taxes	(470)	378	(1,146)
Net (losses) gains transferred to IMR, net of taxes	(108)	(662)	(349)
Net realized gains (losses), net of taxes and IMR	$(362)	1,040	(797)

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2025	2024	2023
Interest:
Bonds	$4,545	4,226	4,078
Mortgage loans on real estate	557	762	743
Policy loans	40	28	18
Cash, cash equivalents, and short-term investments	133	193	162
Dividends:
Stocks	20	16	13
Investment in subsidiaries	164	30	101
Rental income on real estate	28	27	21
Derivatives	29	(62)	(65)
Other	35	129	21
Gross investment income	5,551	5,349	5,092
Investment expenses	(174)	(314)	(304)
Net investment income before amortization of IMR	5,377	5,035	4,788
Amortization of IMR	35	22	34
Net investment income	$5,412	5,057	4,822
All investment income due and accrued with amounts over 90 days past due is nonadmitted from surplus with the exception of mortgage loan investment income, which is nonadmitted after 180 days, or if the underlying loan is in the process of foreclosure.
As of December 31, 2025 and 2024, the Company excluded interest income due and accrued of $3 and $2, respectively, from its capital and surplus.
Interest income due and accrued for the years ended December 31 was as follows:

	2025	2024
Gross	$1,739	1,592
Nonadmitted	—	—
Admitted	$1,739	1,592
The Company had aggregate deferred interest of $5 and $2 as of December 31, 2025 and 2024 respectively.
The Company had the following cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance as of December 31, 2025 and 2024:

	2025	2024
Cumulative amounts of PIK interest included in the current principal balance	$38	27
(e)    Mortgage Loans on Real Estate
The Company's investment in mortgage loans on real estate includes CMLs and RMLs at December 31, 2025 and 2024.
At December 31, 2025 and 2024, the Company's CML portfolio includes concentrations exceeding 10% for the following states:

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2025		2024
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$1,594	15.1%	$3,449	21.7%
Texas	1,238	11.7%	1,394	8.8%
The maximum lending rates for CMLs made during 2025 and 2024 were 7.8% and 8.9%, respectively. The minimum lending rates for CMLs made during 2025 and 2024 were 5.4% and 5.5%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages was 61.2% and 73.2% during 2025 and 2024, respectively.
At December 31, 2025 and 2024, the Company's RML portfolio includes concentrations exceeding 10% for the following states:

	2025		2024
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$465	31.3%	$521	30.0%
New York	223	15.0%	226	13.0%
The maximum lending rates for RMLs made during 2025 and 2024 were 11.1% and 12.1%, respectively. The minimum lending rates for RMLs made during 2025 and 2024 were 5.7% and 5.9%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages for RMLs was 302.2% and 93.4% during 2025 and 2024, respectively.
As of December 31, 2025 and 2024, there were $1 and $8, respectively of taxes, assessments, or amounts advanced that were excluded from the mortgage loan investment total.
(1)    Age Analysis of Mortgage Loans
The following table presents an age analysis of the Company's mortgage loan investments as of December 31, 2025 and 2024 by type:

	2025		2024
	Residential	Commercial	Residential	Commercial
Current	$1,406	10,481	1,632	15,863
30-59 Days Past Due	28	—	32	—
60-89 Days Past Due	4	—	8	—
90-179 Days Past Due	12	—	25	34
180+ Days Past Due	33	56	42	3
Total	$1,483	10,537	1,739	15,900
The Company had the following allowance for credit losses as of December 31:

	2025	2024
Balance at beginning of period	$10	16
Additions charged to operations	4	41
Direct write-downs charged against the allowances	(10)	(47)
Recoveries of amounts previously charged off	—	—
Balance at end of period	$4	10
There were no mortgage loan investments greater than 90 days past due and still accruing interest as of December 31, 2025 and 2024.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

There were no mortgage loan investments for which interest was reduced as of December 31, 2025 and 2024.
As of December 31, 2025 and 2024 there were no RMLs in which the Company participated as a co-lender in a mortgage loan agreement. As of December 31, 2025 and 2024, for CML investments, the recorded investment for which the Company participated as a co-lender in a mortgage loan agreement was $1,408 and $2,053, respectively.
(2) Impaired Mortgage Loans
For the years ended December 31, 2025, and 2024, there were impairments of $35 and $140 on recorded investment in impaired CMLs of $130, and $196, respectively. There were $89 and $52 of co-lender loans with allowances for credit losses and $41 and $98 co-lender loans without an allowance for credit losses for the years ended December 31, 2025 and 2024, respectively. The average recorded investment in impaired mortgage loans for the year ended December 31, 2025, and 2024 was $26 and $49, respectively. There was no recorded investment in impaired CMLs in nonaccrual status for the years ended December 31, 2025 and 2024, respectively. There was no recorded investment in impaired RMLs for the years ended December 31, 2025, and 2024.
There was $3, $20 and $7 interest income recognized on impaired mortgage loans for the years ended December 31, 2025, 2024 and 2023, respectively. For impaired mortgage loans that are not in default, the Company recognizes and records interest income as earned. For impaired mortgage loans that are in default, the accrued interest on the loan is recorded as investment income due and accrued if deemed collectible by the Company. If an impaired mortgage loan in default has any investment income due and accrued which is 180 days past due and collectible, the investment income continues to accrue, but all interest related to the loan is reported as a nonadmitted asset. If accrued interest on an impaired mortgage loan in default is not collectible, the accrued interest is written off immediately and no further interest is accrued.
As of December 31, 2025 and 2024, the Company derecognized mortgage loans as a result of foreclosure of $33 and $9, respectively.
(3) Credit Quality Indicators
The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its CML portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.
The credit quality of CMLs as of December 31 is shown below:

	Debt Service Coverage Ratios
2025	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$1,620	35	490	19	2,164	20.5%
50% – 60%	2,011	163	343	2	2,519	23.9%
60% – 70%	1,546	230	319	36	2,131	20.2%
70% – 80%	850	385	425	—	1,660	15.8%
80% – 90%	516	20	64	30	630	6.0%
90% – 100%	385	194	—	—	579	5.5%
Greater than 100%	549	137	13	155	854	8.1%
Total	$7,477	1,164	1,654	242	10,537	100.0%

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Debt Service Coverage Ratios
2024	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$3,596	131	195	38	3,960	24.8%
50% – 60%	3,170	255	172	—	3,597	22.6%
60% – 70%	2,061	363	323	8	2,755	17.3%
70% – 80%	1,924	327	260	58	2,569	16.2%
80% – 90%	1,208	345	56	38	1,647	10.4%
90% – 100%	264	—	159	29	452	2.8%
Greater than 100%	380	64	246	230	920	5.8%
Total	$12,603	1,485	1,411	401	15,900	99.9%

The Company has determined the delinquency status and the loan-to-value ratio are the most reliable indicators in analyzing the credit risk of its RML portfolio. The loan-to-value ratio is based on the Company's internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated.

The loan-to-value ratios of RMLs as of December 31 are shown below:

	2025		2024
	Total	Percent of Total	Total	Percent of Total
Loan-to-value ratios:
Below 70%	$617	41.6%	$662	38.1%
70% to 79%	550	37.1%	779	44.8%
80% to 89%	266	17.9%	283	16.3%
90% to 95%	23	1.6%	13	0.7%
Above 95%	27	1.8%	2	0.1%
Total	$1,483	100.0%	$1,739	100.0%
(4) Restructured Mortgage Loans
For impaired mortgage loans that are not in default, the Company recognizes and records interest income as earned. For impaired mortgage loans that are in default, the accrued interest on the loan is recorded as investment income due and accrued if deemed collectible by the Company. If an impaired mortgage loan in default has any investment income due and accrued which is 180 days past due and collectible, the investment income continues to accrue, but all interest related to the loan is reported as a nonadmitted asset. If accrued interest on an impaired mortgage loan in default is not collectible, the accrued interest is written off immediately and no further interest is accrued.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

During 2025, no CMLs were modified in a way that met the definition of a troubled debt restructuring under SSAP No. 36.

During 2024, four CMLs, which were each supported by a single property and with a total principal balance at time of restructure of $425, were modified in a way that met the definition of a troubled debt restructuring under SSAP No. 36. The modification of the CMLs resulted in a portion of the existing carrying values of the loans being written off, and in some cases a partial principal paydown on the remaining principal of the loans. Additionally, the loans were modified to reflect either a new interest rate and a new term for the loan. Upon modification, the Company wrote off $96 of the existing loans’ principal, while receiving an immediate principal paydown of $14, resulting in a single loan with a new principal balance of $315. As a part of the modifications on one of the loans, a construction loan was entered into by the new debtor for future capital expenditures on the property up to $111. As a part of the modifications on one of the loans, the Company agreed to contractual commitments to extend additional credit in the amount of $35. Two of the four mortgage loans had defaulted prior to being restructured.
The Company had the following recorded investments, realized capital losses, and contractual commitments related to restructured loans that were modified within the years ended December 31:

	2025	2024
Total recorded investment in restructured loans, as of year-end	$204	315
Total realized capital losses related to these loans	12	96
Total contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructuring	24	35
(f)    Asset-Backed Securities
SSAP No. 43 requires the bifurcation of impairment losses on asset-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company recognized asset-backed securities in OTTI for the years ended December 31, 2025, 2024, and 2023 as follows:

OTTI Recognized in Loss
Year ended	Amortized Cost Basis Before OTTI	Interest	Non-Interest	Fair Value
OTTI Recognized:
December 31, 2025
Intent to sell	$—	—	—	—
Annual aggregate total	$—	—	—	—
December 31, 2024
Intent to sell	$—	—	—	—
Annual aggregate total	$—	—	—	—
December 31, 2023
Intent to sell	$81	20	(1)	62
Annual aggregate total	$81	20	(1)	62
Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(g)    Derivatives and Hedging Instruments
The Company uses exchange-traded and OTC derivative instruments as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities that do not qualify for hedge accounting treatment are recorded at fair value in the Statutory Financial Statements using valuation techniques further discussed in Note 6.
The Company does not have derivative contracts with financing premium as of December 31, 2025 and 2024.
Derivatives held by the Company are designated as either a fair value hedging instrument (fair value hedge), a cash flow hedging instrument (cash flow hedge), or a nonqualified hedging instrument (nonqualifying strategies).
Within the Statutory Statements of Cash Flow, net realized and unrealized gains on derivative instruments are reported in the Derivatives line of the Proceeds from investments sold, matured, or repaid section. Net realized and unrealized losses on derivative instruments are reported in the Derivatives line of the Cost of investments acquired section.
(1) Cash Flow Hedges
Foreign Currency Swaps on Debt Securities
Foreign currency swaps have notional amounts and maturity dates equal and offsetting to the underlying debt securities and are determined to be highly effective as of December 31, 2025 and 2024.
(2) Fair Value Hedges
Interest Rate Swaps on Variable Annuity Insurance Liabilities
IRS traded after June 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013 the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.
Prior to January 1, 2020, the Company designated hedge accounting for these IRS as a cash flow hedge under SSAP No. 86. The amounts previously recorded under the SSAP No. 86 relationship continue to be deferred and amortized over the life of the former hedge program. Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship under SSAP No. 108 as a fair value hedge. The relationship is deemed to be highly effective at December 31, 2025.
(3) Nonqualifying Strategies
Futures and Options Contracts
OTC options and ETO are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures, OTC options, and ETO are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Credit Default Swaps
The CDS within the investment portfolios assume credit risk from a referenced index for the purpose of synthetically replicating policyholder liability exposure. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

failure to pay by the reference. As the potential future exposure (PFE) is not determinable, the PFE is zero for the following reasons:

(a) CDS are used to hedge indices allocated to products by policyholders. Fluctuations in value of the CDS are offset by credits provided to policyholders and results in a minimal amount of hedge inefficiency. It is impossible to determine the potential future amount of hedge inefficiency.
(b) The CDS used are exchange traded and daily variation margin is required to settle market movements. This minimizes counterparty credit risk. It also makes it impossible to determine what the potential future exposure related to counterparty risk, net of variation margin received could be.
The fair value of the collateral posted for centrally cleared CDS is discussed in the derivative collateral management section below.
Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month SOFR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
To Be Announced Securities
The Company uses OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The fair value of the collateral posted for OTC TBA securities is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2025			2024
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Cash flow hedging instruments
Foreign currency swaps	$3,899	74	(93)	3,121	236	(1)
Total cash flow hedging instruments		$74	(93)		236	(1)

Fair value hedging instruments
IRS	$73,079	11	(215)	76,064	18	(299)
Total fair value hedging instruments		$11	(215)		$18	(299)

Nonqualifying hedging instruments
OTC options	$62,485	4,067	(3,072)	60,983	3,042	(2,186)
ETO	22,352	710	(520)	29,741	96	(115)
TBA securities	863	1	—	1,162	3	(6)
IRS	4,865	5	(8)	3,604	5	(9)
Futures	21,614	—	—	21,653	—	—
TRS	1,095	—	(2)	4,194	13	(57)
Total nonqualifying hedging instruments		4,783	(3,602)		3,159	(2,373)
Total derivative instruments		$4,868	(3,910)		3,413	(2,673)

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined. Additionally, said derivative collateral is managed separately between exchange-traded and OTC derivatives.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The total collateral posted for exchange-traded derivatives at December 31, 2025 and 2024, had a fair value of $2,395 and $2,195, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2025 and 2024, had a fair value of $37 and $107, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.
(h)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(i)    Securities Lending
The Company loaned securities with a carrying value of $3,401 and $2,962 and a fair value of $3,188 and $2,654 as of December 31, 2025 and 2024, respectively. The aggregate amount of collateral received through securities lending at December 31 is as follows:

	Fair Value
	2025	2024
Cash
Open	2,256	2,227
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	2,256	2,227
Securities received	1,010	490
Total collateral received	$3,266	2,717
The aggregate amount of cash collateral reinvested through securities lending at December 31 is as follows:

	2025		2024
	Amortized cost	Fair value	Amortized cost	Fair value
Open	—	—	—	—
30 days or less	740	740	903	903
31 to 60 days	388	388	437	437
61 to 90 days	8	8	12	12
91 to 120 days	267	267	245	245
121 to 180 days	220	220	151	151
181 to 365 days	633	634	407	409
Greater than 1 year	—	—	—	—
Total collateral reinvested	$2,256	2,257	2,155	2,157
There were no borrowings outstanding from collateral securities lending as of December 31, 2025. As of December 31, 2024 the Company had borrowings outstanding from collateral securities lending of $72.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Reinvested collateral is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The amount and type of reinvested collateral at December 31 is as follows:

	2025	2024
Cash and cash equivalents	$1,958	1,841
Short-term investments	298	314
Total	$2,256	2,155
(j)     Reverse Repurchase Agreements
The Company participates in both bilateral and tri-party repos. As of December 31, 2025 and 2024, the Company did not sell or acquire any securities that resulted in default. The Company did not recognize a liability to return cash collateral as of December 31, 2025 and 2024.
As of December 31, 2025, $1,380 and $200 of collateral received were bonds with a designated NAIC-1 and NAIC-2 rating respectively. All collateral received, as of December 31, 2024, were bonds with a designated NAIC-1 rating. Further information related to repos for the years ended December 31, 2025 and 2024, is as follows:

As of year end	2025	2024
1. Maturity
a. Overnight	$1,580	915
b. 2 Days to 1 Week	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,580	915
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,580	915

Maximum Amount	2025	2024
1. Maturity
a. Overnight	$1,580	4,180
b. 2 Days to 1 Week	—	—
c. Greater than one week and less than one month	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,580	4,180
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,580	4,180
(k)    Non-insurance SCA Investments
A summary of the Company’s SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, non-insurance SCA investments, including their respective asset value and NAIC filing information, as of December 31, 2025 and 2024 is as follows:

2025:	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
Allianz Fund Investments	$141	—	141	5/14/2025	S2	141	N
Questar Capital Corporation	2	2	—	N/A	N/A	—	N/A
Total	$143	2	141	XXX	XXX	141	XXX

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

2024:	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
AZL PF Investments Inc.	$731	—	731	6/28/2024	S2	707	N
Total	$731	—	731	XXX	XXX	707	XXX
(l)    FHLB Agreements
The Company held Class A FHLB membership stock of $10 and $10 at December 31, 2025 and 2024 and activity stock of $113 and $113 at December 31, 2025 and 2024, respectively. The Company has fully collateralized funding agreements of $2,500 and $2,500 as of December 31, 2025 and 2024. All FHLB transaction activity occurs in the Company's general account.
Securities collateral pledged to FHLB at December 31 is as follows:

	2025	2024
Carrying value	$2,920	3,038
Fair value	2,500	2,500
The maximum of collateral pledged to FHLB during the year ended December 31 was as follows:

	2025	2024
Carrying value	$3,361	3,152
Fair value	2,500	2,501
As of December 31, 2025 and 2024, the Company had $5,620 and $2,500, respectively, in total borrowing capacity under its agreement with the FHLB. The maximum amount of aggregate borrowing from FHLB during the years ended December 31, 2025 and 2024 was $2,500 and $2,500, respectively. Borrowings are not subject to prepayment penalties. Outstanding borrowings as of December 31, 2025, were issued on various dates ranging from November 09, 2020 to December 15, 2025 and interest rates on those borrowings range from 3.67% to 4.90%. Interest paid on borrowings was $125 and $145 for the years ended December 31, 2025 and 2024, respectively.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(m)    Restricted Assets
As of December 31, 2025 and 2024, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross (Admitted and Nonadmitted) Restricted						Percentage
	Total general account	Total separate account	Total current year	Total prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
Collateral held under security lending arrangements	$3,266	982	4,248	3,570	678	4,248	2.1%	2.1%
FHLB Capital Stock	123	—	123	123	—	123	0.1	0.1
On deposit with states	4	—	4	4	—	4	—	—
On deposit with other regulatory bodies	1	—	1	1	—	1	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	2,920	—	2,920	3,038	(118)	2,920	1.4	1.4
Pledged as collateral not captured in other categories	2,618	—	2,618	2,683	(65)	2,618	1.3	1.3
Assets held under modco reinsurance agreements	8,405	—	8,405	10,131	(1,726)	8,405	4.2	4.2
Assets held under funds withheld reinsurance agreements	11,298	—	11,298	8,088	3,210	11,298	5.6	5.6
Total Restricted Assets	$28,635	982	29,617	27,638	1,979	29,617	14.7%	14.7%

As of December 31, 2025 the Company had the following assets held under modco and FWH reinsurance agreements, all of which is held in the general account.

Assets:	Modco Carrying value	FWH Carrying value	Modco Fair value	FWH Fair value	% of carrying value to total assets (Admitted and Nonadmitted)	% of carrying value to total assets (Admitted Assets)
Cash, cash equivalents and short-term investments	$282	492	282	492	0.6%	0.6%
Issuer credit obligations	5,298	6,329	4,729	5,447	9.1	9.2
Asset backed securities	1,819	3,351	1,835	3,340	4.1	4.1
Preferred stock	1	13	1	13	—	—
Mortgage loans	828	947	823	876	1.4	1.4
Other long-term invested assets	176	167	201	177	0.3	0.3
Total assets	8,404	11,299	7,871	10,345	15.5%	15.6%
(n)    Investments in Tax Credit Structures (tax credit investments)
As of December 31, 2025 the Company had various investments in tax credit structures with a range of 4 to 12 remaining years of unexpired tax credits and no required holding period.
The amount of tax credits and other tax benefits recognized during the years ended December 31, 2025, 2024 and 2023 is $63, $62, and $57, respectively.
The amount of investment amortization and non-income tax related activity recognized as a component of net investment income during the years ended December 31, 2025, 2024 and 2023 is $(58), $(55), and $(55), respectively.
The balance of the investment recognized in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the years ended December 31, 2025 and 2024 is $281 and $339, respectively.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The expected schedule of generated tax credits as of December 31, 2025 is as follows:

	Transferable/Certificated	Non-transferable
Year 1	—	59
Year 2	—	53
Year 3	—	46
Year 4	—	40
Year 5	—	33
Thereafter	—	63
Additionally, the Company's investments in tax credit structures require a commitment of capital. The Company has open capital commitments of $40 and $67 at December 31, 2025 and 2024, respectively, which are recorded as an unfunded commitment liability in other liabilities. Commitments for investments in tax credit structures are considered an open capital commitment beginning when the Company formally commits to fund the investment, but they are not recorded as an unfunded commitment asset and liability until the Company has begun funding the investment.
The underlying projects of the Company's tax credit investments are not currently subject to any regulatory reviews and there have not been any significant modifications or events that resulted in a change in the nature of the investment or a change in the relationship with the underlying project for the investments in scope.
The Company did not recognize any impairment losses on tax credit investments during the the years ended December 31, 2025 and 2024.
(o)    Joint Ventures
The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets. The Company recognized no impairments on joint ventures for the years ended December 31, 2025 and 2024, respectively.
(p)    5GI Securities
As of December 31, 2025, the Company had no investments classified as 5GI Securities.
As of December 31, 2024, the Company had the following investments that were classified as 5GI Securities:

	2024
	Number of Securities	Aggregate Book Adjusted Carrying Value	Aggregate Fair Value
Bonds	2	$13	13
Asset-backed & structured securities	—	—	—
Preferred Stock (amortized cost)	—	—	—
Preferred Stock (fair value)	—	—	—
Total	2	$13	13
(q)    Negative IMR
Fixed-income investments generating IMR losses comply with the the Company’s documented investment and liability management policies. IMR losses for fixed-income-related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales that generated admitted negative IMR were not compelled by liquidity pressures.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As of December 31, 2025, the Company had the following net negative IMR and admitted negative IMR balances:

	2025
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Net Negative IMR	$—	—	34
Admitted Negative IMR	—	—	34
Calculated Adjusted Capital and Surplus	6,266
Percentage of Admitted Negative IMR to Adjusted Capital	—%	—%	0.5%
As of December 31, 2024, the Company had the following net negative IMR and admitted negative IMR balances:

	2024
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Net Negative IMR	$—	—	—
Admitted Negative IMR	—	—	23
Calculated Adjusted Capital and Surplus	6,674
Percentage of Admitted Negative IMR to Adjusted Capital	—%	—%	0.3%
As of December 31, 2025, and 2024, the Company had no unamortized balances in IMR from the allocation of gains/losses from derivatives in IMR.
(r)    Unused Commitments and Lines of Credit
The Company has a letter of credit with Allianz Life as the beneficiary, Chubb LTD as the applicant and Wells Fargo as the issuer, to support reserve credit taken as a result of a reinsurance transaction. The Company's borrowing capacity under this agreement is limited to $5 as of December 31, 2025. Borrowed amounts can be prepaid at any time with no prepayment penalty. There are no commitment fees associated with this arrangement. There was no outstanding balance under the letter of credit agreement as of December 31, 2025 and 2024, respectively.
The Company has a letter of credit with Allianz Life as the beneficiary, Allianz SE as the applicant, and BayernLB as the issuer, to support reserve credit taken as a result of a reinsurance transaction. The Company's borrowing capacity under the agreement is limited to an immaterial amount as of December 31, 2025. Borrowed amounts can be prepaid at any time with no prepayment penalty. There are no commitment fees associated with this arrangement. There was no outstanding balance under the letter of credit agreement as of December 31, 2025 and 2024, respectively.
The Company does not have any long or short-term unused commitments or long-term lines of credit.
(6)    Fair Value Measurements
SSAP No. 100 – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2025
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds
Issuer credit obligations	—	1	—	1
Asset-backed securities	—	13	4	17
Total bonds	—	14	4	18
Common stocks	215	—	—	215
Preferred stocks	—	6	—	6
Derivative assets	710	4,157	—	4,867
Separate account assets	15,458	16,640	—	32,098
Other invested assets	—	7	191	198
Total assets reported at fair value	$16,383	20,824	195	37,402
Liabilities at fair value:
Derivative liabilities	$519	3,388	2	3,909
Separate account derivative liabilities	—	11,044	—	11,044
Total liabilities reported at fair value	$519	14,432	2	14,953

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2024
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$1	1	2	4
Common stocks	202	—	4	206
Preferred stocks	—	—	1	1
Derivative assets	96	3,305	13	3,414
Separate account assets	15,363	11,074	—	26,437
Other invested assets	—	—	57	57
Total assets reported at fair value	$15,662	14,380	77	30,119
Liabilities at fair value:
Derivative liabilities	$115	2,501	57	2,673
Separate account derivative liabilities	—	6,574	—	6,574
Total liabilities reported at fair value	$115	9,075	57	9,247

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2025.
(a)    Valuation of Bonds and Unaffiliated Stock
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources, including private placement securities that are priced by asset managers, are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets, and internally priced private placements are included in Level 3.
The fair value of unaffiliated common stocks is based on quoted market prices in active markets when available and included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs or obtains valuations from third party brokers or investment managers. Such investments may be categorized in Level 2

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

or Level 3. The primary unobservable input used to value common stock are indicative quotes received from third-party vendors.
The fair value of unaffiliated preferred stocks is based on quoted market prices in active markets. When available, such investments are included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs. Such investments may be categorized in Level 2 or Level 3.
(b)    Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced, foreign currency swaps, credit default swaps (CDS), To Be Announced (TBA) securities, and interest rate swaps (IRS) are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures are based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
(c)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, mortgage loans, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Assets carried at amortized cost within the separate account have an amortized cost of $43,107 and $35,366 as of December 31, 2025 and 2024, respectively, and a fair value of $40,376 and $31,959 as of December 31, 2025 and 2024, respectively. Separate account assets carried at amortized cost are included in the table in section 6(h) below.
(d)    Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	January 1, 2025	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2025

Asset-backed securities	$2	4	(2)	—	—	—	4
Preferred stocks	1	—	(1)	—	—	—	—
Common stocks	4	—	—	(3)	3	(4)	—
TRS assets	13	—	—	201	(13)	(201)	—
Other invested assets	57	292	(196)	(2)	6	34	191
Total Level 3 Assets	$76	296	(199)	196	(4)	(171)	194

TRS liabilities	$(57)	—	—	(166)	54	166	(3)
Total Level 3 Liabilities	$(57)	—	—	(166)	54	166	(3)

	January 1, 2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2024

Bonds	$—	2	—	—	—	—	2
Preferred stocks	—	—	—	—	—	1	1
Common stocks	4	—	—	—	—	—	4
TRS assets	137	—	—	444	(124)	(444)	13
Other invested assets	242	10	(200)	1	3	1	57
Total Level 3 Assets	$383	12	(200)	445	(121)	(443)	76

TRS liabilities	$(42)	—	—	(301)	(15)	301	(57)
Total Level 3 Liabilities	$(42)	—	—	(301)	(15)	301	(57)
(e)    Transfers
The Company reviews its fair value hierarchy classifications quarterly. Transfers between levels occur when there are changes in the observability of inputs and market activity.
All transfers into Level 3 were a result of observable inputs no longer being considered reliable or could no longer be validated against an alternative source. The transfers out of Level 3 were a result of securities no longer being carried at fair value as a result of new availability of reliable observable inputs or the ability to validate market price of the security against an alternative source.
(f)    Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable inputs would generally include default rates. A significant increase (decrease) in default rates in isolation could result in an decrease (increase) in fair value.
Common and preferred stocks: The primary unobservable inputs used to value common and preferred stock are indicative quotes received from third-party vendors and subsequent offering prices. A significant increase (decrease) in either the indicative quotes or offering prices in isolation could result in an increase (decrease) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The key unobservable input would generally include the spread. For

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.
(g)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.
(h)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2025
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds
Issuer credit obligations	68,105	73,731	6,414	42,554	19,137
Asset-backed securities	19,529	19,694	—	7,839	11,690
Total bonds	87,634	93,425	6,414	50,393	30,827
Preferred stocks, unaffiliated	14	14	—	14	—
Common stocks, unaffiliated	338	338	215	—	123
Mortgage loans on real estate	10,992	12,020	—	—	10,992
Cash equivalents	3,044	3,044	1,315	1,580	149
Short-term investments	7	7	—	—	7
Derivative assets	4,866	4,868	709	4,157	—
Securities lending reinvested collateral assets	2,257	2,256	—	2,257	—
Other invested assets	2,602	2,472	—	332	2,270
COLI	1,332	1,332	—	1,332	—
Separate account assets	71,415	75,127	17,357	38,318	15,740
Financial Liabilities
Deposit-type contracts	$5,956	5,754	—	—	5,956
Other investment contracts	82,074	75,576	—	—	82,074
Derivative liabilities	3,909	3,910	519	3,388	2
Payable for securities lending	2,256	2,256	—	2,256	—
Payable for securities	40	40	—	—	40
Separate account liabilities	71,415	75,127	17,357	38,318	15,740
(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2024
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$79,227	87,377	5,618	48,186	25,423
Preferred stocks, unaffiliated	1	1	—	—	1
Common stocks, unaffiliated	328	328	202	—	126
Mortgage loans on real estate	16,104	17,639	—	—	16,104
Cash equivalents	2,596	2,596	1,606	915	75
Short-term investments	17	17	—	—	17
Derivative assets	3,413	3,413	95	3,305	13
Securities lending reinvested collateral assets	2,156	2,155	—	2,156	—
Other invested assets	2,134	2,108	—	153	1,981
COLI	814	814	—	814	—
Separate account assets	59,223	62,629	16,481	33,231	9,511
Financial Liabilities
Deposit-type contracts	$3,657	3,557	—	—	3,657
Other investment contracts	83,129	79,992	—	—	83,129
Borrowed money	2,557	2,515	—	—	2,557
Derivative liabilities	2,673	2,673	115	2,501	57
Payable for securities lending	2,227	2,227	—	2,227	—
Payable for securities	67	67	—	—	67
Separate account liabilities	59,223	62,629	16,481	33,231	9,511

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of FHLB Stock
FHLB stock, included in Common stocks, is not traded in an active market and is categorized in Level 3. FHLB stock is carried at cost, which approximates fair value unless it is impaired, based on provisions within the Company’s FHLB agreement that allow for return of outstanding shares of FHLB stock at the Company’s cost basis.
Valuation of Mortgage Loans on Real Estate
The fair value of commercial mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of residential mortgage loans on real estate is calculated by discounting estimated cash flows, with discount rates based on current market conditions.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Cash Equivalents
Cash equivalents are primarily comprised of money market mutual funds, cash equivalent bonds, and reverse repurchase agreements. The fair value of money market mutual funds are based on quoted market prices in active markets and included in Level 1. Reverse repurchase prices are provided by third-party pricing sources and included in Level 2, because the inputs used to determine fair value are market observable. Certain investments with a maturity of three months or less may incorporate significant unobservable inputs resulting in a Level 3 classification.
Valuation of Short-term Investments
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value. The fair value leveling of short-term investments is determined similarly as bonds as discussed above.
Valuation of Securities Lending Reinvested Collateral Assets
Collateral held from securities lending agreements is primarily comprised of short-term and long-term highly liquid fixed-maturity securities. Fair values are determined and classified within the fair value hierarchy in a manner consistent with the method utilized to determine the fair value of similar securities (fixed-income securities, equity securities, cash and cash equivalents) held within the Company’s general account investment portfolio.
Valuation of Other Invested Assets
Other invested assets include surplus notes, residuals on asset-backed securities, investments in tax credit structures, limited partnership investments, loans to affiliates, and restricted stock unit (RSU) assets.
◦Surplus notes and residuals on asset-backed securities for which prices are provided by third-party pricing sources using observable inputs are included in Level 2. Prices provided by third-party pricing sources that do not have observable market data or are determined internally are included in Level 3. Residuals are carried at the lower of amortized cost or market value.
◦Investments in tax credit structures (including the unfunded commitment asset) fair value is set equal to carrying value, as there is no observable market data on which to calculate fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦Limited partnership investments are recorded using the equity method in line with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies, using unobservable inputs. Due to the use of unobservable inputs, they are categorized as Level 3. The Company believes the equity method approximates fair value.
◦Loans to affiliates are carried at cost. Due to the lack of an active market, the current carrying value is the only market price at which the transaction could be settled, and therefore the Company believes cost approximates fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦RSU assets are tied to the share price of Allianz SE stock but does not participate in an active market and therefore, it is categorized as Level 2.
Valuation of COLI
The COLI policies held by the Company are carried at their respective cash surrender values, which approximates fair value or book value if held in a stable value wrap. The cash surrender value of the policies without a stable value wrap is based on the value of the underlying assets, which are regularly priced utilizing observable inputs. The cash surrender value of the policy with a stable value wrap is based on the book value as calculated and defined within the stable value wrap agreement, calculated using a crediting rate and market value adjustment based on the value of the underlying assets. COLI assets are included within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At December 31, 2025 and

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

2024, the COLI carrying value is $1,332 and $814, respectively, and is allocated into the following categories based on primary underlying investment characteristics:

	2025	2024
Bonds	58.0%	45.0%
Stocks	20.0%	19.0%
Other invested assets	22.0%	36.0%
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs. The fair value of the FHLB funding agreements is calculated on a discounted cash flow basis. Each position includes a monthly interest rate, a maturity payment amount, and a maturity date. The interest and maturity payments are projected as of the valuation date, and the expected cash flows are discounted using the valuation date swap curve.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Payable for Securities Lending
Securities lending payable is set equal to the cash collateral received. Due to the short-term nature of these loans, the carrying value is deemed to approximate fair value.
Valuation of Payable for Securities
Included in Payable for securities is the LIHTC investments unfunded commitment liability. As there is no observable market data on which to calculate fair value of the LIHTC investment unfunded commitment asset and liability, fair value is set equal to carrying value, and the balance is categorized as Level 3.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.
(7)    Mortgage Notes Payable
The Company had a mortgage loan on its headquarters that matured on August 1, 2024. As of December 31, 2025 and 2024, the loan had a balance of $0 and $0, respectively. Interest expense for the loan is $0, $0, and $1, in 2025, 2024, and 2023, respectively, and is presented in Net investment income on the Statutory Statements of Operations. The Company does not have any future principal payments required under the loan.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(8)    Electronic Data Processing Equipment and Software (EDP)
EDP at December 31 and the changes in the balance for the years then ended are as follows:

	2025	2024
Amortization:
Software amortization	29	25
Net EDP balance, by major classes of assets:
Software	40	53
Net EDP balance	40	53
Nonadmitted	(40)	(53)
Net admitted EDP balance	$—	—
The Company has a gross EDP asset of $40 and $56 and accumulated depreciation and amortization of $0 and $(3) at December 31, 2025 and 2024, respectively. Servers, computers and peripherals are depreciated over the lesser of their useful life or three years and the net balance is nonadmitted. Software is amortized over the lesser of its useful life or five years. Nonoperating software is nonadmitted and operating software is admitted to the extent it meets the criteria defined in SSAP No. 16 - Electronic Data Processing Equipment and Software.
(9)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Total gross deferred tax assets	$1,364	86	1,450
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	1,364	86	1,450
Deferred tax assets nonadmitted	(467)	—	(467)
Subtotal net admitted deferred tax assets	897	86	983
Deferred tax liabilities	(307)	(17)	(324)
Net admitted deferred tax assets (liabilities)	$590	69	659

	December 31, 2024
	Ordinary	Capital	Total
Total gross deferred tax assets	$1,204	160	1,364
Statutory valuation allowance adjustments	—	(65)	(65)
Adjusted gross deferred tax assets	1,204	95	1,299
Deferred tax assets nonadmitted	(368)	—	(368)
Subtotal net admitted deferred tax assets	836	95	931
Deferred tax liabilities	(330)	(7)	(337)
Net admitted deferred tax assets (liabilities)	$506	88	594

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$160	(75)	85
Statutory valuation allowance adjustments	—	65	65
Adjusted gross deferred tax assets	160	(10)	150
Deferred tax assets nonadmitted	(99)	—	(99)
Subtotal net admitted deferred tax assets	61	(10)	51
Deferred tax liabilities	23	(10)	13
Net admitted deferred tax assets (liabilities)	$84	(20)	64

As of December 31, 2024, the Company established a $65 valuation allowance related to the capital loss carryforward and other capital DTAs due to the lack of available future gains and tax planning to offset the gross capital DTA of $161. The valuation allowance resulted in a reduction of the Deferred tax asset, net reflected in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and a reduction of Surplus recognized as part of the Change in net deferred income tax on the Statutory Statements of Capital and Surplus. As of December 31, 2025, no valuation allowance was required related to capital DTAs of $86, due to an increase in unrealized gains and change in tax planning strategy during the year ended December 31, 2025.

The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	590	85	675
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	979
Lesser of 11.b.i or 11.b.ii	590	85	675
Adjusted gross DTAs offset by gross DTLs (11.c)	307	1	308
Deferred tax assets admitted	$897	86	983

	December 31, 2024
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	506	95	601
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	987
Lesser of 11.b.i or 11.b.ii	506	95	601
Adjusted gross DTAs offset by gross DTLs (11.c)	330	—	330
Deferred tax assets admitted	$836	95	931

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	84	(10)	74
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	(8)
Lesser of 11.b.i or 11.b.ii	84	(10)	74
Adjusted gross DTAs offset by gross DTLs (11.c)	(23)	1	(22)
Deferred tax assets admitted	$61	(9)	52

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2025	2024	Change
Ratio percentage used to determine recovery period and threshold limitation amount	645%	603%	42%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$6,524	6,571	(47)

The impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

	December 31, 2025
	Ordinary	Capital
Net admitted adjusted gross DTAs- (percentage of total net admitted adjusted gross DTAs)	5.1%	99.0%

	December 31, 2024
	Ordinary	Capital
Net admitted adjusted gross DTAs- (percentage of total net admitted adjusted gross DTAs)	—%	100.0%

	Change
	Ordinary	Capital
Net admitted adjusted gross DTAs- (percentage of total net admitted adjusted gross DTAs)	5.1%	(1.0)%

The Company’s tax planning strategies include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) include:

	December 31			2025-2024 Change	2024-2023 Change
	2025	2024	2023
Current year federal tax expense (benefit) - ordinary income	$279	471	574	(192)	(103)
Current year foreign tax expense (benefit) - ordinary income	—	—	—	—	—
Subtotal	279	471	574	(192)	(103)
Current year tax expense - net realized capital gains (losses)	(108)	(103)	(102)	(5)	(1)
Federal and foreign income taxes incurred	$171	368	472	(197)	(104)
DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2025	2024	Change
Ordinary:
Unrealized losses	$69	14	55
Deferred acquisition costs	324	287	37
Expense accruals	81	99	(18)
Policyholder reserves	765	686	79
Variable hedging	113	104	9
Nonadmitted assets	12	14	(2)
Subtotal	1,364	1,204	160
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	(467)	(369)	(98)
Admitted ordinary tax assets	897	835	62

Capital:
Impaired assets	53	52	1
Unrealized losses	1	1	—
Capital loss carryforward	32	108	(76)
Subtotal	86	161	(75)
Statutory valuation allowance adjustment	—	(65)	65
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	86	96	(10)
Admitted deferred tax assets	$983	931	52

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
Deferred tax liabilities	2025	2024	Change
Ordinary:
Investments	$(66)	(61)	(5)
Fixed assets	(4)	(4)	—
Policyholder reserves	—	(89)	89
Software capitalization	(8)	(3)	(5)
Unrealized gains	(128)	(114)	(14)
VM-21 Reserves	(74)	(19)	(55)
Variable Hedging	(27)	(40)	13
Other	—	—	—
Subtotal	(307)	(330)	23

Capital:
Unrealized gains	(17)	(7)	(10)
Subtotal	(17)	(7)	(10)
Deferred tax liabilities	$(324)	(337)	13
Net deferred tax assets (liabilities)	$659	594	65
The realization of the Ordinary DTAs is dependent upon the Company's ability to generate sufficient taxable income in future periods and the realization of Capital DTAs is dependent on tax planning strategies. Based on historical results and the prospects for future current operations, including tax planning strategies, management anticipates that it is more likely than not that future taxable ordinary and capital income will be sufficient for the realization of the remaining DTAs.
The Inflation Reduction Act was enacted on August 16, 2022. The Company has determined as of December 31, 2025 that it is an applicable corporation with respect to the Corporate Alternative Minimum Tax ("CAMT"), but that it will not incur a CAMT liability in 2025. The financial statements, therefore, do not include any impact related to CAMT. The Company has made an accounting election to disregard CAMT when evaluating the need for a Valuation Allowance for its non-CAMT DTAs.
The One Big Beautiful Bill Act (OBBBA) was enacted into law on July 4, 2025, which introduced changes to the tax treatment of a number of items. The most significant item was the immediate deductibility of domestic research expenses under Section 174. The Company reversed previously established deferred tax assets related to capitalized Section 174 costs and recognized a current tax benefit for the deductibility of previously deferred amounts. No other material impacts of OBBBA for the Company have been identified.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2025, 2024, and 2023.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
	2025	2024	Change
Net deferred tax assets (liabilities)	$1,126	1,028	98
Statutory valuation allowance adjustment	—	(65)	65
Net deferred tax assets (liabilities) after statutory valuation allowance	1,126	963	163
Tax effect of unrealized gains (losses)	200	221	(21)
Statutory valuation allowance adjustment allocated to unrealized gains (losses)	—	—	—
Tax impact due to correction of error	—	—	—
Change in net deferred income tax	$1,326	$1,184	$142
(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
Federal income tax rate	21.0%	21.0%	21.0%
Amortization of IMR	(0.7)	(0.4)	(0.3)
Dividends received deduction	(2.9)	(0.5)	(0.9)
Nondeductible expenses	1.8	7.3	2.9
Affiliated LLC income	(0.3)	(0.2)	(0.2)
COLI	(0.9)	(1.1)	(0.7)
Tax hedges	11.5	(15.5)	8.5
Tax hedge reclassification	(7.3)	25.7	(7.0)
Tax credits	(6.2)	(5.4)	(2.8)
Prior period adjustments	9.7	(3.4)	0.1
Change in deferred taxes on impairments	(0.2)	0.9	(0.5)
Change in deferred taxes on nonadmitted assets	0.2	0.3	0.1
Change in deferred tax reclassified to change due to correction of accounting error	—	—	(0.4)
Reinsurance	(2.1)	(2.9)	(3.0)
Correction of error surplus	—	—	0.4
Capital loss carryforward	(3.0)	(9.0)	—
Valuation allowance	(6.2)	5.4	—
Tax contingencies	(3.0)	(4.7)	(1.7)
Realized capital gains tax	(10.2)	(8.6)	(4.7)
Other	1.5	(0.2)	0.2
Effective tax rate	2.7%	8.7%	11.0%

Federal and foreign income taxes incurred	26.3%	39.1%	26.6%
Realized capital gains tax	(10.2)	(8.6)	(4.7)
Change in net deferred tax	(13.4)	(21.8)	(10.9)
Effective tax rate	2.7%	8.7%	11.0%
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2025, there are no operating losses and foreign tax credit carryforwards available for tax purposes.
As of December 31, 2025 and 2024, there was $0 and $0, respectively of Federal income taxes available for recoupment in the event of future net losses.
As of December 31, 2025 and 2024, the Company admitted deposits under Section 6603 of the IRC in the amounts of $0, and $0, respectively, which are within Current federal and foreign income tax recoverable on the

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company had tax contingencies computed in accordance with SSAP No. 5, Liabilities, Contingencies and Impairment of Assets, and SSAP No. 101 as of December 31, 2025 and 2024. The Company does not believe the tax contingencies will significantly increase within the next 12 months.
In 2024, the Company released all previously held tax contingency and interest accrual related to variable annuity hedging, due to an agreement with the IRS regarding method of recognition. In addition, there was a one-time nondeductible tax payment and additional accrual for the R&D credit taken on the 2023 Federal Tax Return. The net result was a tax benefit of $57 in 2024. In 2025, an additional $1 of tax expense related to R&D credit was accrued and taken on the 2024 Federal Tax Return.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2025, 2024, and 2023 the Company recognized expenses of $(1), $(21), and $(12) in interest and penalties, respectively. The Company had $1 and $1 for the unrecognized tax benefits and related accrued interest at December 31, 2025 and 2024, respectively.
(f)    Consolidated Federal Income Tax Return
The Company's federal income tax return is consolidated with its parent, AZOA. The method of allocation among companies is subject to a written agreement with AZOA, approved by the Board of Directors of AZOA, that provides for computation of federal income taxes primarily on a separate company basis with the Company receiving reimbursement by AZOA for the benefit of all tax attributes, including credits and losses, when such attributes are utilized in the AZOA consolidated federal income tax return. In 2023, the Company amended the agreement to include the corporate alternative minimum tax applying principles described above. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. Federal income tax examinations, or examinations of State combined returns filed by AZOA, for years prior to 2018. In the second quarter of 2025, the Internal Revenue Service (IRS) examination of AZOA for the 2016 and 2017 income tax returns was closed after reaching a final agreement with the IRS Appeals Office regarding an issue related to variable annuity hedging income recognition. The IRS has also initiated an examination of AZOA's 2018-2022 income tax returns. The examination of the 2018-22 returns is expected to close by the end of 2026.
As of December 31, 2025, the companies included in the consolidated group for which AZOA files a federal income tax return are included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of Missouri
Allianz Life Insurance Company of New York	Allianz Underwriters Insurance Company
AZOA Services Corporation	AGCS Marine Insurance Company
Allianz Global Risks US Insurance Company	Fireman’s Fund Insurance Company
Allianz Reinsurance of America, Inc.	Fireman’s Fund Indemnity Corporation
Allianz Technology of America, Inc.	National Surety Corporation
Allianz Renewable Energy Partners of America LLC	Chicago Insurance Company
Allianz Renewable Energy Partners of America 2 LLC	Interstate Fire & Casualty Company
Allianz Fund Investments, Inc.	American Automobile Insurance Company
Questar Capital Corporation	Allianz Risk Transfer, Inc.
Allianz Risk Transfer (Bermuda), Ltd.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(10)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2025 are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.
Activity in the accident and health claim reserves is summarized as follows:

	2025	2024	2023
Balance at January 1, net of reinsurance recoverables of $1,080, $1,000, and $845, respectively	$585	531	437
Incurred related to:
Current year	279	252	242
Prior years	(1)	(39)	(15)
Total incurred	278	213	227
Paid related to:
Current year	19	13	12
Prior years	165	146	121
Total paid	184	159	133
Balance at December 31, net of reinsurance recoverables of $1,309, $1,080, and $1,000, respectively	$679	585	531
Claim reserves related to prior years incurred in for 2025, 2024, and 2023 were favorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business.
(11)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks using various types of reinsurance agreements.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves, deposit-type contracts, and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2025	2024
Aggregate reserves *	$27,995	25,508
Deposit-type contracts	627	524
Policy and contract claims	52	42
*Aggregate reserves are reduced by funds withheld agreements that results in a reclassification of reserves to Funds held under reinsurance treaties on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in the amount of $12,041 and $8,556 as of December 31, 2025 and 2024, respectively.

Reinsurance reserves, recoverables, and receivables at December 31, 2025 and 2024, are covered by collateral of $13,141 and $13,164, respectively, in addition to the letter of credit on behalf of AZMO, as noted in Note 2.
Life insurance, annuities, and accident and health business assumed from and ceded to other companies are as follows:

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Year ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount
December 31, 2025
Life insurance in-force	$97,352	54,576	33	42,809
Premiums:
Life	1,925	109	—	1,816
Annuities	21,336	6,195	—	15,141
Accident and health	182	75	89	196
Total premiums	$23,443	6,379	89	17,153

December 31, 2024
Life insurance in-force	$93,215	52,811	39	40,443
Premiums:
Life	1,790	104	—	1,686
Annuities	21,130	1,397	—	19,733
Accident and health	182	75	70	177
Total premiums	$23,102	1,576	70	21,596

December 31, 2023
Life insurance in-force	$89,951	52,123	42	37,870
Premiums:
Life	1,649	102	—	1,547
Annuities	16,985	1,208	—	15,777
Accident and health	177	73	75	179
Total premiums	$18,811	1,383	75	17,503
The Company holds securities backing term life and universal life with secondary guarantees ceded reserves in compliance with Actuarial Guideline 48. As of both December 31, 2025 and 2024, the Company had 8 reinsurance contracts in which risks under covered policies have been ceded. The Company held primary securities in an amount at least equal to the required level of primary securities for all of these contracts.
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2025, 2024, or 2023.
The Company executed or amended the following agreements during the current year, that included policies or contracts that were in force as of the effective date of the agreement:
Effective January 1, 2025, the Company entered into a funds withheld reinsurance agreement with Sconset Re LTD., that covers an inforce block of fixed annuity contracts. As as result of the agreement, the Company recognized an

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

initial ceded premium of $4,166 and a ceded option allowance of $62, offset by a ceded reserve of $4,228. This agreement did not result in any net reinsurance credit as this agreement is funds withheld coinsurance.
Effective January 1, 2025, the Company entered into a reinsurance agreement with Hannover Life Reassurance Company of America that covered an inforce block of fixed annuity contracts. This agreement is a renegotiation of an existing agreement with Hannover which increases the ceded reserve to the reinsurer while simultaneously reducing the quota share which results in the same reserve relief provided before and after the new agreement.
Effective March 29, 2024, Allianz Life used assumptive reinsurance to reinsure its entire Canadian block of business to Assumption Mutual Life Insurance Company. As a result, the Company has no insurance liabilities remaining on its Canadian block of business as of December 31, 2024. Prior to the reinsurance agreement, the Company had gross policyholder liabilities of $8, inclusive of separate account liabilities.
Effective April 1, 2024, the Company amended and restated a reinsurance agreement with Hannover Life Reassurance Company of America, originally effective September 1, 2021, that covers certain in force fixed annuity policies. This resulted in $154 of reserve credit as of April 1, 2024.
(12)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2025	Percentage of total	2024	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$69,502	42%	$66,807	42%
At book value less current surrender charges of 5% or more	52,614	31	45,505	29
At market value	13,648	8	14,454	8
Total with adjustment or at market value	135,764	81	126,766	79
At book value without adjustment (minimal or no charge or adjustment)	22,488	13	25,400	16
Not subject to discretionary withdrawal	9,741	6	7,476	5
Total gross	167,993	100%	159,642	100%
Reinsurance ceded	23,796		21,406
Total net	$144,197		$138,236
Amount included in At book value less current charges of 5% or more that will move to At book value without adjustment in the year after the statement date:	$6,837		$4,981

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2025	2024
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$75,587	80,006
Supplemental contracts with life contingencies, net	1,844	1,925
Deposit-type contracts	5,754	3,557
Subtotal	83,185	85,488
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	60,990	52,727
Supplemental contracts with life contingencies, net	22	21
Subtotal	61,012	52,748
Total annuity actuarial reserves and deposit fund liabilities	$144,197	138,236

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(13)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2025
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$682	681	686
Universal life with secondary guarantees	54	52	135
Indexed life	12,058	10,711	10,774
Other permanent cash value life insurance	79	79	79
Variable universal life	2	2	2
Miscellaneous reserves	—	—	407
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	149
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	4
Miscellaneous reserves	XXX	XXX	32
Total gross	12,875	11,525	12,317
Reinsurance ceded	500	500	706
Total net	$12,375	11,025	11,611

	2024
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$720	719	724
Universal life with secondary guarantees	56	53	140
Indexed life	10,539	9,307	9,357
Other permanent cash value life insurance	80	80	80
Variable universal life	2	2	2
Miscellaneous reserves	—	—	296
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	161
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	5
Miscellaneous reserves	XXX	XXX	36
Total gross	11,397	10,161	10,850
Reinsurance ceded	526	526	740
Total net	$10,871	9,635	10,110

The Company does not have any life policies with guarantees in the separate account.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2025
Separate Account Nonguaranteed	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$19	19	19
Total gross	19	19	19
Reinsurance ceded	—	—	—
Total net	$19	19	19

	2024
Separate Account Nonguaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$18	18	18
Total gross	18	18	18
Reinsurance ceded	—	—	—
Total net	$18	18	18

Reconciliation of total life actuarial reserves:	2025	2024
Life, Accident, and Health Annual Statement:
Life insurance, net	$11,140	$9,747
Disability, active lives, net	44	45
Disability, disabled lives, net	1	1
Miscellaneous reserves, net	426	317
Subtotal	11,611	10,110
Separate Accounts Annual Statement:
Life insurance, net	19	18
Subtotal	19	18
Total life actuarial reserves	$11,630	$10,128

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(14)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts, variable life policies and market value adjusted annuity contracts issued through the Company’s separate accounts and underwritten by the Company. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

	2025		2024
	Indexed	Non guaranteed separate accounts	Non guaranteed separate accounts
Premiums, considerations, or deposits	$9,006	$7	7,616

Reserves:
Reserves for accounts with assets at fair value	11	13,749	14,599
Reserves for accounts with assets at amortized cost	47,271	—	38,167
Total reserves	$47,282	$13,749	52,766
By withdrawal characteristics:
At book value without MV adjustment and with current surrender charge of 5% or more	$38,552	$—	32,001
At fair value	11	13,713	14,562
At book value without MV adjustment and with current surrender charge of less than 5%	8,719	—	6,166
Subtotal	47,282	13,713	52,729
Not subject to discretionary withdrawal	—	36	37
Total	$47,282	$13,749	52,766

For the year ended December 31, 2025, the Company began classifying its variable-indexed premium as Indexed in the table above due to the nature of the variable-indexed products.

As of December 31, 2025 and 2024, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2025		2024
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$13,502	—	14,339	—
Variable Life	19	—	18	—
Variable Annuities (Non-Unitized Insulated)	463	—	458	—
Variable Annuities (Non-Unitized Non-Insulated)	—	61,129	—	47,797
Variable Annuities (MN MVA)	—	14	—	17
Total	$13,984	61,143	14,815	47,814
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $130, $143, $155, $163, and $171 during the past five years, respectively. The general account of the Company paid $18, $10, $59, $59, and $4 towards separate account guarantees during the past five years, respectively.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As of December 31, 2025 and 2024, the Company has lent assets with a carrying value of $1,025 and $934, and a fair market value of $956 and $830, respectively. The Company lends the securities and the borrower provides cash collateral and short term securities to support the loan. The aggregate amount of collateral received was $982 and $852 as of December 31, 2025 and 2024, which was comprised of $981 and $852 of cash collateral and $0 of non-cash collateral, respectively. The Company's separate account securities lending program is the same as the general account program.
A reconciliation of net transfers to (from) separate accounts for the years ended December 31 is included in the following table:

	2025	2024	2023
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$9,014	7,616	5,405
Transfers from separate accounts	(6,846)	(5,557)	(4,579)
Net transfers to separate accounts	2,168	2,059	826
Reconciling adjustments:
Other adjustments	(1)	1	8
Transfers as reported in the Statutory Statements of Operations	$2,167	2,060	834
(15)Related-Party Transactions
(a)     Organization Changes
The Company wholly owned AZL PF Investments, Inc. (AZL PF), a non-insurance company, and AZL PF wholly owns Dresdner Kleinwort Pfandbriefe Investments II Inc. (DKPII), a non-insurance company. Effective November 17, 2025, DKPII merged into AZL PF resulting in the elimination of DKPII. Effective November 19, 2025, AZL PF merged into the Company resulting in the elimination of AZL PF. The merger of AZL PF into the Company utilized the statutory merger method, with AZL PF having previously not employed the statutory basis of accounting. No shares or stock were included in the transaction. Allianz Fund Investments, Inc. (AFI) was previously a wholly-owned subsidiary of DKPII and is a wholly-owned subsidiary of the Company after the mergers. The Company recognized a one-time adjustment to beginning capital and surplus of $4 as a result of the migration of assets held at fair value accounting to book value accounting under the statutory merger method. All income previously recorded on AZL PF Investments, Inc. from January 1, 2025 to the date of merger has been calculated under SAP and included in the income of the Company.
The Company wholly owned Yorktown Financial Companies, Inc. (Yorktown), and Yorktown wholly owns Questar Capital Corporation (QCC) and Questar Agency, Inc. (QAI). Effective December 8, 2025, QAI merged into QCC resulting in the elimination of QAI. Effective December 9, 2025, Yorktown merged into QCC resulting in the elimination of Yorktown. There was no financial impact on the Company as a result of the mergers.
(b)    Related-Party Invested Assets
The Company has an agreement to lend AZOA $39. The remaining loan balance was $25 and $25 as of December 31, 2025 and 2024, respectively, and is included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Repayment of this loan began in 2021 and has a final maturity date of August 30, 2026. The interest rate is a fixed rate of 4.49%. Interest income earned was $1 and $1 and $0 in 2025, 2024, and 2023 respectively.
The Company invests in limited partnerships that are managed by its affiliate Pacific Investment Management Company (PIMCO). The total committed capital for the limited partnerships is $394 and $278 of which $257 and $110 is unfunded as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the fair value of the investment is $166 and $173 respectively, and is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has a seed money investment in exchange traded funds that are managed by PIMCO with reported balances of $30 and $29 as of December 31, 2025 and 2024, respectively, within Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
The Company invests in bonds that are managed by PIMCO. The Company's committed capital for the PIMCO bonds was $2,171 and $1,360 as of December 31, 2025 and 2024, respectively, of which $964 and $406 was unfunded as of December 31, 2025 and 2024, respectively. The Company reported balances of $1,247 and $925 as of December 31, 2025 and 2024, respectively, related to the PIMCO bonds within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, Allianz Investment Management LLC (AIM). The Company reported a balance of $74 and $81 as of December 31, 2025 and 2024 related to the seed money investment within Stocks on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
(c)     Service Fees
The Company incurred fees for services provided by affiliated companies of $466, $428, and $409 in 2025, 2024, and 2023, respectively. The Company’s liability for these expenses was $47 and $44 at December 31, 2025 and 2024, respectively, and is included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company earned revenues for various services provided to affiliated companies and subsidiaries of $122, $117, and $99 in 2025, 2024, and 2023, respectively. The receivable for these revenues was $6 and $5 as of December 31, 2025 and 2024, respectively, and is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has agreements with its affiliates PIMCO and with certain other related parties whereby (1) specific investment options managed by PIMCO are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO. Income recognized by the Company from this affiliate for distribution and in-force related costs as a result of providing investment options to the contractholders was $3, $3, and $4 during 2025, 2024, and 2023, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. At December 31, 2025 and 2024, $0 and $0, respectively, were included for related receivables of these fees in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC (ALFS) in the amount of $600, $523, and $402 for the years ended December 31, 2025, 2024, and 2023, respectively. The Company has an agreement with ALFS, whereby interest receivable is assigned to the Company and 12b-1 fee receivables are assigned to the Company and AZNY. The Company has also agreed with AZNY to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and AZNY. In the event that assigned receivables exceed expenses, ALFS records a dividend-in-kind to the Company and a loss on the transaction with AZNY. The Company recorded a net (expense) revenue from this agreement of $(86), $(72), and $(51) for the years ended December 31, 2025, 2024, and 2023, respectively.
(d)     Dividends to Parent
The Company paid cash dividends to AZOA of $650, $650, and $500 in 2025, 2024, and 2023, respectively. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividends paid in 2025 were considered extraordinary which were approved by the state of Minnesota, and the dividends paid in 2024 and 2023 were considered ordinary.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(e)     Capital Contributions and Dividends with Subsidiaries
During the years ended December 31, the Company received dividends from its subsidiaries as follows:

	2025	2024	2023
AIM	$50	30	34
ALFS	—	10	—
Yorktown	1	—	—
AZL PF	113	—	67
Total	$164	40	101
Dividends received from AZL PF in 2025 and 2023 includes $113 and $38, respectively, of dividends that originated from AFI, which paid dividends to its immediate parent, DKPII. DKPII then paid dividends to AZL PF, which subsequently paid dividends to the Company. See further information about the mergers of these entities within note 15 (a).
During the years ended December 31, the Company made capital contributions to subsidiaries as follows:

	2025	2024	2023
AZNY	$60	60	30
ALFS	86	72	51
Allianz Strategic Investments, LLC (ASI)	17	19	7
Total	$163	151	88
(f)     Reinsurance
The Company wholly-owns AZMO, a Special Purpose Life Reinsurance Captive Insurance Company domiciled in Missouri. The Company cedes to AZMO, and AZMO provides reinsurance on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. The total premium and associated reserve amounts ceded from the Company to AZMO for the years ended December 31, 2025, 2024, and 2023 were $3, $1, and $3, respectively. The Company recorded a ceding commission of $1, $0, and $1, for 2025, 2024, and 2023, respectively. In addition, the Company recorded a deferred gain of $97 upon execution of the reinsurance agreement in 2009, of which $3, $3 and $3 was amortized in 2025, 2024, and 2023, respectively, and included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
The Company has reinsurance recoverables and receivables related to reinsurance agreements with affiliated entities. Total affiliated reinsurance recoverables and receivables were $1 and $0 as of December 31, 2025 and 2024, respectively, and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(g)     Line of Credit Agreement
The Company has a line of credit agreement with its subsidiary, AZNY, to provide liquidity, as needed.The Company’s lending capacity under the agreement is limited to 5% of the general account admitted assets of

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

AZNY as of the preceding year end. There was no outstanding balance under the line of credit agreement as of December 31, 2025 and 2024.
(h)     SCA or SSAP 48 Entity Loss Tracking
The Company had losses from the following entity for the year ended December 31, 2025:

Entity	Reporting Entity's Share of Entity's Net Income (Loss)	Accumulated Share of Net Income (Losses)	Reporting Entity's Share of Equity, Including Negative Equity	Guaranteed Obligation / Commitment for Financial Support (Yes / No)	Reported Value
Allianz Investment Management U.S. LLC	$1	(5)	(5)	YES	$—
The Company had total losses of $(5) and $(11) for the years ended December 2024 and 2023, respectively.
SCA or SSAP 48 entity losses did not have any impact on other investments for the years ended December 31, 2025, 2024, and 2023 respectively.
(i)     Intercompany Balances
The Company reported a $44 receivable and $49 payable with parent, subsidiaries and affiliates at December 31, 2025. The Company reported a $47 receivable and $43 payable with parent, subsidiaries and affiliates at December 31, 2024. Intercompany balances are settled in the normal course of business.
(16)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $18, $16, and $15 in 2025, 2024, and 2023, respectively, toward the AAAP matching contributions and administration expenses.
A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $117 and $93 as of December 31, 2025 and 2024, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company can make discretionary contributions to the plan in the form and manner the Company determines reasonable. Discretionary contributions are currently determined based on production. The accrued liability of $41 and $42 as of December 31, 2025 and 2024, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees Restricted Stock Units (RSU) that are tied to Allianz SE stock. Allianz SE determines the number of RSU granted to each participant. The Company records expense equal to the change in fair value of the units during the

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

reporting period, which includes the Company's estimate of the number of awards expected to be forfeited. A change in value of $41, $24, and $17 was recorded in 2025, 2024, and 2023, respectively, and is included in General and administrative expenses on the Statutory Statements of Operations. The related liability of $80 and $50 as of December 31, 2025 and 2024, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(17)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2025 and 2024, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of no more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations before net realized capital gain of the insurer for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $845 can be paid in 2026 without prior approval of the Department.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2025 and 2024.
(18)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, and LTC. The authority granted to the TPAs includes binding authority, claims payment, claims adjustment, underwriting, and premium collection. Total premiums written by TPAs were $275, $272, and $255 for 2025, 2024, and 2023, respectively. For the years ended December 31, 2025, 2024, and 2023, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(19)    Capital Structure
The Company is authorized to issue three types of capital stock, as outlined in the table below:

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Authorized	Issued and outstanding	Par value, per share	Redemption and liquidation rights
Common stock	40,000,000	20,000,001	$1.00	None
Preferred stock:
Class A (consisting of Series A and B below)	200,000,000	18,903,484	$1.00	Designated by Board for each series issued
Class A, Series A	8,909,195	8,909,195	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class A, Series B	10,000,000	9,994,289	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class B	400,000,000	—	$1.00	Designated by Board for each series issued
Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See Note 1 for further discussion.
Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.
As discussed in Note 15 to these Statutory Financial Statements, the Company carried out various capital transactions with related parties during 2025, 2024, and 2023.
(20)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. For the year ended December 31, 2025, there are differences between the audited Statutory Financial Statements and the Annual Statement within the Statement of Operations as a result of an adjustment to the accounting for a new funds withheld reinsurance transaction. See note 11 for additional details around the reinsurance agreement. As a result, the Company has adjusted certain line items in the audited Statutory Financial Statements, and the differences compared to the Annual Statement are as follows:

	As reported in the Audited Statutory Financial Statements	As reported in Annual Statement	Difference
Statutory statements of operations:
Premiums and annuity considerations	17,153	21,319	(4,166)
Change in aggregate reserves and deposit funds	(1,780)	2,448	(4,228)
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(362)	(300)	(62)
Net income	483	483	—
As of December 31, 2025 and 2024, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2025, 2024 and 2023, there is no difference in capital and surplus or net income between this report and the Annual Statement.

Statutory Financial Statements as of December 31, 2025

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(21)    Commitments and Contingencies
The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, arising from the conduct of business, including putative class action proceedings: Small v Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, 22STCV17838), Cope v. Allianz Life Ins. Co. of North America (United States District Court, District of Minnesota, Case No.0:25-cv-02003), In Re Allianz Life Insurance Company of North America Data Incident Litigation (United States District Court, District of Minnesota, Case No. 0:25-cv-2777-KMM-JFD; consolidated multiple putative class actions arising from July 2025 data breach). None of the referenced class action lawsuits have been certified. The Company generally intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs as incurred.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, are subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is and may become subject to ongoing market conduct examinations, inquiries, and investigations by regulators, which may result in fines and/or otherwise have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
Certain obligations of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. Those unlimited obligations are made on behalf of certain wholly owned subsidiaries (AZNY, AZMO, ALFS and QCC). These obligations are not limited and cannot be estimated as of the balance sheet date. From time to time, the Company makes capital contributions to these subsidiaries as needed under the obligations. Capital contributions made during the years ended December 31, 2025, 2024, and 2023 are detailed in Note 15.
The Company had investments in limited partnerships that required a commitment of capital of $729 and $654 for the years ended December 31, 2025 and 2024, respectively. The Company had commitments to fund private placement investments of $4,393 and $2,327 as of December 31, 2025 and 2024, respectively.

(22)    Subsequent Events
The Company has evaluated subsequent events through April 6, 2026, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2025 that require adjustment to the Statutory Financial Statements.

Statutory Financial Statements as of December 31, 2025